    Exhibit 10.1

MINERAL EXPLORATION AND MINING LEASE AGREEMENT

This Mineral Exploration and Mining Lease Agreement (this “Agreement”), dated as of June 30, 2023 (the “Effective Date”), is made and entered into by and between COMSTOCK INC., a Nevada corporation, and COMSTOCK NORTHERN EXPLORATION LLC, a Nevada limited liability company (collectively, “Lessor”), and MACKAY PRECIOUS METALS INC., a Delaware corporation (“Lessee”).

RECITALS

A.
Lessor is the owner of and in possession of certain fee tracts, patented mining claims and unpatented mining claims located in Storey County, Nevada, and controls additional fee tracts, patented mining claims and unpatented mining claims through lease agreements with third parties (collectively, the “Third Party Leases”). Said owned and leased tracts and mining claims are collectively called the “Properties,” and are further described in Exhibit A1 hereto, and the Third Party Leases are further described in Exhibit A2 hereto, which exhibits are incorporated into this Agreement.

B.	Lessee desires to lease the Properties, and Lessor is willing to grant to Lessee certain rights to lease the Properties for the purposes of mineral exploration, development, and mining, all as provided herein.

C.	Lessee, at its expense, intends to explore the Properties through geophysical surveys, geochemical sampling, exploration drilling, and other exploration activities, in accordance with the terms of this Agreement.

NOW THEREFORE, in consideration of their mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties agree as follows:

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1.
Definitions: In addition to the terms defined above and elsewhere below, the following defined terms, wherever used in this Agreement, shall have the following meanings:

1.1“Lease Year” means each one year period following the Effective Date and each anniversary of the Effective Date.

1.2    “Minerals” means gold, silver, platinum, antimony, mercury, copper, lead, zinc and all other mineral elements, mineral compounds and geothermal resources, whether the same are known to exist on the Properties or are discovered on the Properties after the Effective Date and regardless of the method of extraction, mining or processing the same, whether known to exist or invented or developed after the Effective Date.

1.3 “Net Smelter Returns” or “NSR” means all Revenues from the sales of Products produced from the Properties, less shipping and Refining Costs pertaining to such Revenues for the applicable calendar quarter. The calculation of Net Smelter Returns shall be made in accordance with accounting principles and practices consistently applied in the mining industry in Nevada.

1.4 “NSR Royalty” means the royalty amounts payable by Lessee to Lessor hereunder as provided in Section 5.3.

1.5 “Ore” means all Minerals or other materials or substances from the Properties, the nature and composition of which, in the sole judgment of Lessee, justify either (a) mining or removing from place and shipping and selling the same, or delivering the same to a processing plant for physical or chemical treatment; or (b) leaching in place.

1.6    “Product” means: (a) all Ore shipped and sold prior to treatment; and (b) all concentrates, precipitates, doré, refined metals, and any other valuable Minerals produced by or for Lessee from Ore.

1.7 “Refining Costs” means all costs and expenses of smelting and refining, including all costs of assaying, sampling, custom smelting, and refining, all independent representative and umpire charges, penalties, and other deductions, imposed or charged by the refinery or smelter, as the case may be. If smelting or refining is carried out in facilities owned or controlled by Lessee or its affiliates, then the Refining Costs shall be the amount Lessee would have incurred if such smelting or refining were carried out at facilities not owned or controlled by Lessee or its affiliates then offering comparable services for comparable products on prevailing terms.

1.8 “Revenues” means, for each sale of Products during the applicable period, the sum of actual prices of Products received multiplied by the quantity of Products sold. If any Products are diverted by Lessee for commemorative coinage or any other value-added use, the Revenue will be calculated using the spot price on a recognized exchange, on the date the Products are diverted.

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2.	Grant of Lease and Uses:
2.1
Lease: Subject to the terms and conditions of this Agreement and to the extent permitted by applicable federal, state and local laws, regulations and ordinances, Lessor hereby leases and subleases, as the case may be, all of the Properties to Lessee for mineral exploration and development, for the extraction, production, removal, stockpiling, storing, processing, milling, marketing and sale of all Minerals, substances, metals, Ores and Products of every kind (whether by underground mining, surface mining, strip mining or any other surface or subsurface method, including any method later developed, subject to federal, state, and local rules and regulations then in effect), and for the uses described in Section 2.2 of this Agreement.

2.2
Uses: Lessee is granted the rights, insofar as Lessor may lawfully grant the rights: (a) to enter upon and use the Properties, including the full right, authority and privilege of placing and using drill holes, excavations, open pit mines, openings, shafts, adits, ditches and drains, and of constructing, erecting, maintaining, and using all buildings, structures, plants, roadways, water rights, pumps, pipelines, electrical power lines and facilities, stockpiles, waste piles, and all other improvements, property, fixtures and equipment on, within and appurtenant to the Properties for exploring for, developing, processing and mining Ores, Minerals or Products, or for any incidental activities, whether presently contemplated or known to be used in the exploration, development and mining of Minerals, Ores and Products; (b) of access, ingress and egress to and from the Properties; (c) to place, construct, maintain, use and thereafter remove such structures, facilities, equipment, roadways, haulageways, utility lines, reservoirs, and other improvements as may be necessary, useful or convenient for the full enjoyment of all of the rights granted under this Agreement; (d) to mine and remove any Ores existing on, in or under the Properties through or by means of shafts, openings or pits which may be sunk or made upon adjoining or nearby properties, and the right to store any Ores from the Properties upon any such properties; (e) to use the Properties conjunctively or independently for any shafts, tunnels, openings, pits and storage areas sunk or made for the mining, removal and/or stockpiling of any Minerals from any adjoining or nearby properties; (f) to commingle Ore removed from the Properties or Products derived therefrom after treatment, with other ore or products, before or after concentration or beneficiation, so long as the data necessary to determine the weight, grade and recoverability of both the Ore removed from the Properties or Products derived therefrom and the ore or products with which it is commingled are obtained by Lessee, and provided that Lessee shall then use that data to determine Lessor’s interest in Products extracted from ores or products so mixed, and provided that such data and determinations shall be acquired and completed by Lessee in accordance with generally accepted industry practices; (g) to temporarily or permanently deposit on or off the Properties tailings, waste rock, overburden, surface stripping materials, process solutions and all other materials originating from the Properties or from adjoining or nearby properties; and (h) at Lessee’s election and in any manner it deems fit, to beneficiate, concentrate, smelt, refine, and otherwise process or treat on or off the Properties any Ores taken from the Properties or Minerals from adjoining or nearby properties by any physical or chemical method or methods, including the right to remove Ores and Products to a plant or plants existing, established or maintained upon the Properties or elsewhere.

2.3
Third Party Leases: With respect to the Third Party Leases, (a) Lessor grants only those rights explicitly enumerated in the respective leases together with all implied rights Lessor may have thereunder by operation of law, and (b) Lessee agrees to comply with all conditions of such Third Party Leases, and agrees to take all required actions to maintain the Third Party Leases in good standing while this Agreement remains in effect, and to take no action which would cause the termination of such Third Party Leases by the third party owner; provided, however, that Lessee shall have no obligations or liabilities of any kind, to Lessor or to the third party owner, for or in connection with any actions taken or not taken prior to the Effective Date by Lessor or its predecessors with regard to any Third Party Lease. For the avoidance of doubt, Lessee shall not be required to address, correct, cure or resolve any breach of any Third Party Lease caused in any way by Lessor or its predecessors. The parties acknowledge that some of the Third Party Leases may expire prior to the termination of this Agreement. In such cases, the parties agree to work together with the underlying owner to obtain a lease renewal or modification on mutually acceptable terms. If acceptable terms for a renewal or modification cannot be reached, the parties agree to remove the corresponding portion of the Properties from this Agreement, effective upon the date of such expiration or termination, and, notwithstanding any other provision of this Agreement, Lessee shall thereafter have no obligation to make any payments related to such expired or terminated Third Party Leases, but Lessee shall have the obligation to complete any required reclamation for its activities on that property. Lessor agrees to indemnify and hold harmless Lessee and its agents and affiliates with respect to any claims, demands or damages arising from or in connection with the actions or inactions of Lessor or Lessor’s predecessors prior to the Effective Date.

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3.	Relationship of the Parties:

3.1
No Partnership: This Agreement shall not be deemed to constitute any party, in its capacity as such, the partner, agent or legal representative of any other party, or to create any mining partnership or other partnership or other partnership relationship, or fiduciary relationship between them for any purpose whatsoever.

3.2
Competition: Except as expressly provided in this Agreement, each party shall have the free and unrestricted right independently to engage in and receive the full benefits of any and all business endeavors of any sort whatsoever outside the Properties or outside the scope of this Agreement, whether or not competitive with the endeavors contemplated herein, without consulting the other or inviting or allowing the other therein. In particular, without limiting the foregoing, neither party to this Agreement shall have any obligation to the other as to any opportunity to acquire any money, property, interest or right offered to it outside the scope of this Agreement.

3.3
Lessee’s Non-Compete Area: Except as otherwise permitted in this Agreement,

(a)Lessee may, in its discretion, decide to stake, lease, option, or purchase properties (the “Additional Properties”) within an area including the Properties and within fifteen hundred feet (1,500’) from the outer boundary of the Properties, but only within Storey County and excluding the area within the Storey County Special Use Permit held by Comstock Mining LLC (the “Area of Interest”), as shown on Figure A1. If Lessee makes such a decision, Lessor shall have the first right of refusal (in accordance with the procedures and timeframes contained in Section 27 below) to acquire any such Additional Properties in place of Lessee. If Lessor elects to acquire the Additional Properties, or if Lessor independently acquires properties within the Area of Interest, then all such Additional Properties shall be immediately and automatically included in this Agreement as part of the Properties and shall be subject to the NSR Royalty described in Section 5.3 below. If Lessor does not elect to acquire such Additional Properties and Lessee proceeds with the acquisition, the Additional Properties shall not be subject to the NSR Royalty
(b)Lessee shall not, without the prior written approval of Lessor (such approval shall be at Lessor’s absolute discretion), directly or indirectly, either individually or on behalf of or through any person, for the period commencing on the Effective Date and ending five years thereafter, in any capacity, (i) locate, stake, lease, option, purchase or otherwise acquire or become entitled to acquire any interest, directly or indirectly, in any property, mineral rights, land rights, surface rights, water rights or other mining-related assets, or (ii) own, manage, stake, control, advise, operate, provide services to, consult with, receive remuneration from, be employed by any person engaged or proposing to engage in, or otherwise engage in any manner in the mining business in any location that is both (i) outside the Area of Interest and within two miles of any of the property owned or leased by Lessor in Lyon or Storey Counties, Nevada as of the Effective Date, and (ii) within Lyon or Storey Counties, Nevada (the “Non-Compete Area”), as shown on Figure A2. Any such property acquired with the prior written approval of Lessor shall not be subject to the NSR Royalty.

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3.4
Testing by Lessor: Lessee agrees to allow Lessor and its licensed contractors to conduct, at their sole risk and expense, certain small-scale testing on the Properties to determine the extent of mercury contamination and the feasibility of mercury remediation. Lessee hereby agrees to permit such persons to sample the soils and/or tailings, including taking reasonably sized bulk samples for pilot testing, and extracting and processing the mercury contaminated materials from the Properties, so long as such activities are not likely to interfere with either current or future operations of Lessee (to be determined at the sole discretion of Lessee but not to be unreasonably withheld). Before any such persons enter onto the Properties, they shall (a) provide Lessee with a written plan describing in detail the activities to be conducted, including the timing and location of such activities, and allow Lessee not less than two weeks to review and approve such activities (such approval not to be unreasonably withheld), (b) obtain all required federal, state and local permits, authorizations and approvals applicable to the contemplated activities, and provide full copies of such permits, authorizations and approvals to Lessee, and (c) obtain the same kinds and amounts of insurance as is required of Lessee under Section 8.3 of this Agreement, with Lessee as an additional insured, and provide documentation of such insurance to Lessee. While conducting such activities, Lessor shall (a) take no actions that were not specifically described in the written plan given to and approved by Lessee, (b) abide by all applicable federal, state and local laws, regulations, ordinances and codes, (c), fully remediate and reclaim any and all disturbances made by Lessor, such that the land will be fully restored to its previous condition, and (d) complete the activities as expeditiously as possible. After the conclusion of such activities, Lessor shall promptly (a) provide to Lessee a written summary of the results of such activities, together with copies of all correspondence, data, testing results, findings, evaluations, reports, recommendations, photos, drawings, and other records and information pertaining to such activities, and (b) take all actions that may be necessary to remedy any subsequent issues arising from such activities. Lessor, on behalf of itself and such contractors, shall indemnify and hold Lessee and Lessee’s affiliates harmless from any and all damages, claims, demands, liabilities, expenses, losses and injuries of any kind arising from such persons’ presence on the Properties or from such activities. The provisions of this Section shall survive the termination of this Agreement.

4.	Term: The term of this Agreement (the “Term”) shall be as follows.
4.1
Duration: The Term shall commence as of the Effective Date and shall continue

(a)for a period of twenty (20) years thereafter (the “Primary Term”) unless sooner terminated or surrendered in the manner herein provided.
(b) If, at the end of the Primary Term, Lessee is engaged in Mining Operations (as defined below), the term of this Agreement shall automatically continue for so long thereafter as Lessee continues to be engaged in Mining Operations and in full compliance with all terms of this Agreement.

4.2
Definition of Mining Operations: For purposes of this Agreement “Mining Operations” shall include development, extraction, processing, leaching or sale of Ores, concentrates or derivatives retrieved through leaching of Ores, produced from the Properties. Activities off the Properties shall constitute Mining Operations when they are conducted in connection with an integrated mining operation involving the Properties and other properties in which Lessee holds an interest. Development includes activities, including permitting, carried on diligently and in good faith preparatory to commencing or resuming operations at a mine. Lessee shall be deemed to be actively engaged in Mining Operations so long as all such operations, once begun, do not cease for a period of more than 180 consecutive days. Mining Operations shall not be deemed to have ceased if once begun they are interrupted through Force Majeure in accordance with Section 15. If Mining Operations have not commenced at the end of the Primary Term because of Force Majeure conditions, such term shall be extended until such Force Majeure conditions cease.

4.3
Continuation After Mining Operations: If, at the end of the Term, Lessee is not conducting or has ceased Mining Operations, but is utilizing the Properties in support of Mining Operations on other nearby lands, then this Agreement shall continue in force as to the Properties subject to such uses and such expansions thereof as may reasonably be contemplated, as designated in good faith by Lessee, and the payments provided in Sections 5.1 and 5.2 shall be compensation for such uses.

4.4
Leased Properties: Some of the Properties are controlled by Lessor through the Third Party Leases. The Third Party Leases expire from time to time. Any such expiration shall not affect the term of this Agreement. Lessor makes no representation or warranty that any such leases can or will be renewed by the third party lessors upon expiration, but Lessor shall use its best endeavors to negotiate with third party lessors to ensure the Third Party Leases are, prior to their expiration, compliantly and timely renewed and extended in a long-lived fashion, with extended terms of at least five years in each case, and shall keep Lessee fully and timely informed of such endeavors. All such extended or renewed Third Party Leases shall continue to be subject to the terms of this Agreement.

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5.	Payments: Lessee shall make the following payments to Lessor:
5.1
Lease Fees: Subject to Lessee’s right to terminate this Agreement,

(a)Lessee shall pay Lessor a lease initiation fee of $1,250,000, inclusive of any prior option payments.
(b)Thereafter, Lessee shall pay Lessor a lease fee of $375,000, on or before July 31, 2023, August 31, 2023, and, in arrears on March 31, June 30, September 30, and December 31 of each calendar year thereafter, for the first 16 such quarterly payments. If the due date for a quarterly payment falls on a day that all banks are closed for business in the State of Nevada, then the due date shall be the next day that all banks in the State of Nevada are not closed for business (a “Business Day”). Upon receipt by Lessee (or any subsidiary of Lessee) of cash from any source, including without limitation, equity or debt financing or proceeds of any asset disposition, Lessee shall immediately pay to Lessor sixty percent (60%) of the net cash proceeds associated with such cash receipt (net of out-of-pocket expenses), for prepayments of the lease payments due July 31, 2023 and August 31, 2023 (such prepayments, “Accelerated Payments”). Accelerated Payments shall be paid no later than the third Business Day after Lessee receives cash. Lessee shall be permitted to cure the non-payment of the lease payments due on July 31, 2023 and August 31, 2023, by paying such $375,000 lease payments on or before September 30, 2023 and December 31, 2023, respectively, together with a payment to Lessor of $100,000 with respect to the lease payment due on July 31, 2023 and $100,000 with respect to the lease payment due on August 31, 2023, in addition to all amounts otherwise payable by Lessee under this Agreement.
(c)Thereafter, Lessee shall pay Lessor a quarterly lease fee of $250,000, in arrears, on or before the same dates as the initial 16 quarterly payments.
(d)Upon receipt by Lessee of all material permits and approvals required to mine any part of the Properties, and notifying Lessor that the Properties will be placed into production, then the quarterly lease fees shall continue to be paid, but from that point shall be considered “Advance Minimum Royalties.” All such quarterly Advance Minimum Royalty payments shall be deductible cumulatively as a credit against actual NSR Royalties payable to Lessor under Section 5.3. Lessee’s obligation to make quarterly Advance Minimum Royalty payments shall cease upon the earlier of: (i) the commencement of NSR Royalty payments pursuant to Section 5.3, but in no case shall the total of NSR Royalty payments and the Advance Minimum Royalties paid or applied for a calendar quarter be less than $250,000, or (ii) termination of this Agreement. Any Advance Minimum Royalties remaining upon termination of this Agreement will be retained by Lessor.

5.2
Carrying Costs: For so long as this Agreement remains in effect, Lessee shall reimburse to Lessor all actual direct costs of owning the Properties, and all actual direct costs of maintaining the Third Party Leases, including property taxes, annual unpatented mining claim maintenance fees, environmental compliance, Third Party Lease payments and advance royalties, and any drilling or spending commitments for the Third Party Leases that first become applicable on or after (but not before) the Effective Date. An estimate of these carrying costs is attached as Exhibit A3 hereto, which exhibit is incorporated herein. Costs paid by Lessor shall be invoiced to Lessee monthly for reimbursement. If Lessee objects to any amounts invoiced by Lessor, Lessee must provide written notice of its objection within five (5) Business Days of receiving the invoice, describing the specific line item and reason for its objection, but must pay any non-disputed amounts when due. Any and all expenditures to satisfy the spending commitments for Third Party Leases shall apply to the expenditure commitment obligations enumerated in Section 6.

5.3
NSR Royalty: In addition, for so long as this Agreement remains in effect, Lessee shall pay to Lessor the NSR Royalty, at the rate of 1.5% of the Net Smelter Returns. The NSR Royalty shall be paid no later than 30 days after the end of each calendar quarter in which Products have been sold. To be clear, the NSR Royalty is in addition to any royalties required by the Third Party Leases that are listed in Exhibit A2, or other pre-existing royalties associated with the titles to any of the Properties. Lessee will be responsible for timely paying all such Third Party Lease royalties directly to the third party owners and in doing so shall be entitled to the sole and full benefit of any and all royalty credits that may have accrued under such leases. Lessee shall have the right to extract and process amounts of Ore reasonably necessary for sampling, assaying, metallurgical testing and evaluation of the Properties and its Minerals without incurring any obligation to make NSR Royalty payments, unless such Ores are actually sold by Lessee.

5.4
Assignment: If Lessee transfers any of its rights under this Agreement to a non-affiliated party, each transferee of any such rights shall pay to Lessor a transfer fee of $100,000 and will assume the quarterly lease fees, carrying costs, and NSR Royalties obligations described in Sections 5.1 through 5.3, and will assume any un-met expenditure commitment obligations enumerated in Section 6. Any assignment shall be subject to Section 25 below.

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5.5
Method of Payment: All payments made by Lessee to Lessor shall be paid by wire transfer of immediately available funds to an account designated by Lessor. Whenever there is more than one owner and/or authorized payee of or as to Lessor’s interest, such multiple owners and/or payees shall designate an authorized agent to receive all payments hereunder from Lessee and to give and receive notices pursuant to this Agreement. Lessee may satisfy its payment obligations hereunder by tendering a single payment to said agent for the benefit of all of such multiple owners and/or payees, and responsibility for disbursing such payments among said persons shall rest exclusively with said agent. All data and reports required of Lessee under this Agreement shall likewise be provided to said agent, who in turn shall be responsible for disbursing said data and reports among the persons constituting Lessor as those persons may see fit. Lessor hereby designates Comstock Inc. as its agent for purposes of this Section. Any change in said agent shall be effective only if made in writing and signed by each of the persons constituting Lessor. In the event of any dispute among such multiple owners and/or payees concerning entitlement to such payments, Lessee may tender its payments into an escrow account for the benefit of such persons as may be entitled thereto at a bank of Lessee’s choice located in the county in which any part of the Properties are situated, and notify such persons that such an account has been established, with the costs of establishing and maintaining the escrow account deductible from Lessee’s payments. Such escrowed payments shall be deemed to be a sufficient tender of payment by Lessee for all purposes hereunder. In the event payments should be made to other parties because of any transfer of the interest of any of the persons constituting Lessor, payments tendered to Lessor’s designated agent, or to the party making the transfer if only one party constitutes Lessor, shall conclusively be deemed payment to the transferee until Lessee receives notice and evidence satisfactory to it from both the agent (if applicable) and the transferor that the transferor’s interest has been transferred and that payments should be made to the transferee or the transferee’s designated agent.

5.6
Audit: Lessee shall keep accurate records of the sale or shipment of Products from the Properties. Lessor or its authorized agents shall have the right to audit and inspect Lessee’s accounts and records used in calculating the Net Smelter Returns, which right may be exercised as to each payment at any reasonable time during a period of 90 days from the date on which the payment was made by Lessee. If no such audit is performed during such period, such accounts, records and payments shall be conclusively deemed to be true, accurate and correct.

5.7
Lesser Interest: In the event Lessor owns or leases an interest in any of the Properties that is less than the entire undivided mineral estate therein, whether or not such lesser interest is referred to herein, then the NSR Royalties related to that property shall be reduced and shall be paid to Lessor only in the proportion that Lessor’s interest bears to the whole and undivided interest. Such reductions in payments shall not waive or eliminate any other rights or remedies Lessee may have in connection with the extent of Lessor’s actual interest in the Properties.

6.
Expenditures Commitment: Subject to Lessee’s right to terminate this Agreement, Lessee shall make the following Expenditures (as defined below) on or for the benefit of the Properties:

(a)During the Primary Term, $1,000,000 of Expenditures per year, on a cumulative basis ($20,000,000 total). For clarity, a cumulative basis means that $1,000,0000 must be expended prior to the end of the first Lease Year, with any Expenditures beyond $1,000,000 applying to the commitment for the second Lease Year, and so on for each successive Lease Year, but not past the end of the Primary Term.
(b)Lessee commits to publishing an NI 43-101 or S-K 1300 compliant Technical Report for the Properties prior to the end of the fifth Lease Year.
(c)Lessee commits to publishing a NI 43-101 Preliminary Economic Assessment technical report or equivalent prior to the end of the tenth Lease Year.
(d)Lessee commits to producing a formal mine plan for the Properties, documented by an NI 43-101 or S-K 1300 compliant Pre-Feasibility Report, published no later than the end of the fifteenth Lease Year.
(e)Lessee commits to producing a mutually agreed-upon schedule for placing the Properties into production, documented in a technical report, before the end of the Primary Term.
(f)Failure to publish any of these reports by the required dates shall be a material breach of this Agreement, and grounds for termination of this Agreement under Section 13(b).
(g)Lessee will provide reports of its activities on the Properties at least annually.

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6.1
Definition of Expenditures: For purposes of this Agreement, “Expenditures” is defined as all expenses incurred or accrued by Lessee in carrying out activities permitted under this Agreement on or in connection with the Properties, including expenditures for wages, salaries, contractors, supplies, travel expenses, geologic mapping, sampling, assaying, drilling, trenching, conducting geophysical or geochemical surveys, environmental analysis and studies (including professional fees pertaining thereto), permitting, road and pad construction, engineering, planning and design, metallurgical test work, technical studies and reports, construction of mining and processing facilities, equipment and parts, project administration, property maintenance, any necessary title curative work, reclamation, and any other direct activities related to exploration and development of the Properties to define mineral resources and/or bring the Properties into commercial production.

6.2
Treatment of Expenditures: Such Expenditures shall be incurred annually on or before the end of the relevant Lease Year, and shall be reported annually to Lessor no later than 60 days after the end of each Lease Year. Any Expenditures incurred during a Lease Year in excess of the annual amounts set forth in Section 6(a) may be carried over and credited to Expenditure requirements for subsequent Lease Years during the Primary Term. If at the end of any Lease Year after the first, Lessee has not incurred all required cumulative Expenditures for that year, Lessee may nevertheless keep this Agreement in good standing by paying to Lessor in cash the difference between the amount of cumulative Expenditures required through that Lease Year and the amount of Expenditures actually incurred during that Lease Year or carried over from prior Lease Years (a “Shortfall Payment”), which payment shall be due not later than 90 days after the end of the Lease Year. If Lessee declines or fails to timely make any such Shortfall Payment, then Lessor shall be entitled to terminate this Agreement under Section 13(a). Such termination shall be Lessor’s sole remedy in the event of any failure by Lessee to incur Expenditures. Lessee’s obligation to incur Expenditures shall cease upon the earlier of (i) commencement of NSR Royalty payments, or (ii) expiration of the Primary Term.

7.
Compliance with the Law: The exercise by Lessee of any rights, privileges, grants and uses under this Agreement shall conform at all times with the applicable laws and regulations of the state in which the Properties are situated and the United States of America. Lessee shall be fully responsible for compliance with all applicable federal, state and local reclamation statutes, regulations and ordinances relating to such work, all at Lessee’s cost, and Lessee shall indemnify and hold harmless Lessor from any and all claims, assessments, fines and actions arising from Lessee’s failure to perform the foregoing obligations; provided, however, that notwithstanding any other provision of this Agreement, Lessee shall have no obligations of any kind with respect to prior operations or preexisting conditions on the Properties. Lessor shall execute all documents and otherwise cooperate with Lessee as needed in connection with Lessee’s application for governmental licenses, permits and approvals, the costs of which licenses, permits and approvals shall be borne by Lessee. In that regard, Lessor agrees not to protest, challenge or otherwise oppose, directly or indirectly, any water right or operational permit filings that Lessee may make to facilitate operations or proposed operations on, near or in connection with the Properties or nearby properties. Within ten days after the parties’ execute this Agreement, Lessor shall provide or make available to Lessee all technical, title and geologic data, records and information within Lessor’s possession or control pertaining to the Properties and to other properties within the Comstock region, including drill core and other samples (such as cuttings, pulps, drill logs, assay results, feasibility reports, etc.), such drill core and other samples to remain the property of Lessor. Similarly, Lessor shall, as soon as possible, provide or make available to Lessee any such information and samples that Lessor may acquire subsequent to the execution of this Agreement, whether obtained personally or from third parties. Further, Lessor shall assist and coordinate with Lessee in respect of Lessee’s community relations efforts and shall take no actions that will detract from such efforts.

8.	Mining Practices; Inspection of Data Reports; Insurance:

8.1
Mining Practices: Lessee shall work the Properties in a miner-like fashion. But nothing in this Agreement shall impose any obligation or covenant, express or implied, upon Lessee to conduct any mining operations upon the Properties, it being the intent of the parties that Lessee shall have sole discretion to determine the technical and economic feasibility, timing, method, manner and rate of conducting any such operations. Only the express duties and obligations provided under this Agreement shall be binding upon Lessee. The nature, manner and extent of any mining and other operations shall be matters to be determined solely within the discretion of Lessee.

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8.2
Inspection of Data and Reporting: During the term of this Agreement, (a) Lessor shall have the right to examine reports and data regarding the Properties in Lessee’s possession during reasonable business hours and upon at least one week’s prior written notice, provided, however, that the rights of Lessor to examine such data shall be exercised in a manner and with a frequency such that inspection does not unreasonably interfere with the operations of Lessee; (b) no less frequently than once per Lease Year, Lessee shall provide a report on exploration activities on the Properties, and a complete copy of all drilling data, maps, surveys and other exploration results obtained during that period, as well as documentation for all exploration, permitting, and development expenditures; and upon the termination of this Agreement, Lessee shall provide a final report of its activities on the Properties, and shall surrender all data on the Properties, including core samples and other samples, then in its possession and not previously provided to Lessor. The parties acknowledge that Lessee shall in no event be liable to Lessor for the accuracy, reliability or completeness of any data furnished to Lessor. Lessor shall assume all risks stemming from reliance upon such data by itself and by third parties after disclosure thereof by Lessor and shall indemnify and hold harmless Lessee and its affiliates as to such risks and as to any claims made by such third parties.

8.3
Insurance: Lessee shall obtain and maintain all worker’s compensation insurance as required by state law, as well as liability insurance and policies of insurance against risks in amounts customarily obtained in similar mining operations and shall furnish Lessor proof of insurance prior to the commencement of any operations. Lessee shall, at Lessee’s expense, during the term of this Agreement and any extension thereof, obtain and maintain insurance which insures the Properties for public liability in amounts not less than those set out by the State of Nevada and amounts reasonably satisfactory to Lessor, naming Lessor as an additional insured and protecting against all claims, demands, actions, suits or causes of action and judgments, settlements or recoveries, for bodily injury, death or property damage arising out of Lessee’s use or occupancy of or operations conducted upon the Properties. Lessee agrees to provide Lessor with a certificate of insurance. The companies issuing such policies shall also be required to furnish Lessor written notice 30 days prior to cancellation, termination, or other change of any such insurance. Lessor shall periodically review the level of the indemnification insurance and, acting reasonably, may require the amount of such insurance to be increased or decreased to reflect, objectively, changes in risk exposure.

8.4
Reclamation: The exercise by Lessee of any rights, privileges, grants and uses under this Agreement shall conform at all times with the applicable laws and regulations of Storey County, the state of Nevada and the United States of America. Lessee shall be fully responsible for compliance with all applicable federal, state and local reclamation statutes, regulations and ordinances relating to Lessee’s operations on the Properties, all at Lessee’s cost, and Lessee shall indemnify and hold harmless Lessor from any and all claims, assessments, fines and actions arising from Lessee’s failure to perform the foregoing obligations. Upon termination of this Agreement, Lessee shall have a continuing right to enter upon the Properties to complete required reclamation. Lessee shall have a period of one year after the date of termination in which to enter upon and remove from the Properties all of its machinery, buildings, structures, facilities, equipment and other property of every nature and description erected, placed or situated thereon or therein. Any buildings, structures or equipment, including personal property, remaining on the Properties after the time described in this Section shall be deemed to be owned by Lessor with no further action or the part of the parties. These rights and obligations will survive the termination of this Agreement until such time as all reclamation requirements have been met in full. Notwithstanding any other provision of this Agreement, Lessee shall have no obligations of any kind with respect to prior operations or preexisting conditions on the Properties.

8.5
Bonding: Lessee is required to carry bonding in the amount determined by regulatory authorities for each area to be bonded. Lessee may qualify for self-bonding if Lessee meets the applicable legal requirements. Alternatively, Lessee may support its reclamation bonding requirements through third-party bonding facilities. All reclamation security of any kind provided by Lessee shall revert to Lessee upon release of the same by the regulatory agency or agencies.

4881-9275-4029.3

9.	Title Matters:

9.1
Representations and Warranties: Lessor covenants and warrants to Lessee, which covenants and warranties shall survive any termination of this Agreement, as follows:

    (1)    To the best of Lessor’s knowledge, Lessor is the sole owner or lessee, as the case may be, of the Properties, free and clear of any liens, claims, demands, mortgages, deeds of trust, security interests, pledges, rights of first refusal, preferential purchase rights, area of interest provisions, or other burdens or encumbrances of any nature, except as set forth in Exhibit A1 and Exhibit A2, and subject to the paramount title of the United States in the case of all unpatented mining claims.

    (2)    Lessor, at the time of its execution of this Agreement, has the right, power and capacity to enter into and perform this Agreement and all transactions contemplated herein and any corporate or other actions required to authorize it to enter into and perform this Agreement have been properly taken.

    (3)    To the best of Lessor’s knowledge, all unpatented mining claims within the Properties have been properly located and maintained at all times in conformance with applicable federal, state and local laws. Lessor, during the period of its ownership of said unpatented mining claims, has maintained them in conformance with applicable federal, state and local laws.

    (4)    Lessor is the sole lessee with respect to each of the Third Party Leases. To the best of Lessor’s knowledge, all of the Third Party Leases are valid, in good standing, and free of any defaults, except as expressly specified in Exhibit A3.

    (5)    Lessor has the contractual right to sublease each Third Party Lease to Lessee as accomplished herein, without any further actions, notices or approvals by, to or from any other party.

    (6)    To the best of Lessor’s knowledge, Exhibit A2 is a current, complete and accurate summary of the material terms of the Third Party Leases.

    (7)    To the best of Lessor’s knowledge, Exhibit A3 constitutes a complete and accurate estimate of all carrying costs and work commitments for which Lessee is responsible under the terms of this Agreement.

    (8)    Lessee shall have quiet and peaceable possession of the Properties.

    (9)    Lessor will defend its title to the Properties against all persons who may claim the same.

    (10)    Lessor has no knowledge or information of any environmental contamination, hazardous substances or unperformed reclamation on the Properties, except certain drill sites not yet fully reclaimed by a previous lessee or that has been previously and specifically disclosed to Lessee in writing.

9.2
Title Defects, Defense and Protection: Lessee may at any time, at its own expense, cause a title search to be made covering all or any part of the Properties. Lessor shall, promptly following its execution of this Agreement, provide Lessee with any abstracts, title reports, title opinions, title insurance policies, and other evidence of title in Lessor’s possession or control. If, (a) in the opinion of Lessee, Lessor’s title to all or any part of the Properties is defective or less than as represented in Section 9.1, or (b) Lessor’s title is contested or questioned by any person or entity and Lessor is unable or unwilling to promptly correct the alleged defects, Lessee may, without obligation and without waiver of any remedies of Lessee, attempt to perfect or defend Lessor’s title. In that event, Lessor shall execute all documents and shall take such other actions as are reasonably necessary to assist Lessee in its efforts to perfect or defend Lessor’s title, time being of the essence. If title is less than represented in Section 9.1, then the costs and expenses of perfecting or defending title shall be a credit against the expenditure commitment obligations of Lessee under this Agreement. Any improvement or perfection of title to the Properties shall inure to the benefit of Lessee in the same manner and to the same extent as if such improvement or perfection had been made prior to the execution of this Agreement.

4881-9275-4029.3

9.3
Patenting of Claims: If the existing governmental moratorium on patenting of unpatented mining claims is discontinued, then (a) upon request of Lessee at any time during the term of this Agreement, Lessor agrees to undertake to obtain a patent to any or all of the mining claims that are subject to this Agreement and owned by Lessor, as designated by Lessee, and Lessee shall prepare all documents, compile all data and comply in all respects with applicable law, all at the expense of Lessee, and Lessor shall execute any documents required for this purpose and shall cooperate fully with Lessee in the patent application, process and proceedings, time being of the essence; (b) any resulting patent shall be titled to Lessor, and upon termination of this Agreement Lessee shall have no further rights to the patent; and (c) if Lessor begins patent proceedings and Lessee thereafter requests Lessor to discontinue such proceedings or if this Agreement is terminated while patent proceedings are pending, Lessor may elect to continue the proceedings at its own further expense, and Lessee shall have no further obligation with respect thereto except to pay any unpaid expenses accrued in such proceedings prior to its request to discontinue, or prior to termination, whichever comes first.

9.4
Conversion of Claims: If during the term of this Agreement federal or state laws are changed or enacted to provide for some alternative basis for holding mining or mining-related rights in public lands, Lessor, in its sole and exclusive discretion, may make such location, filing or application for claim, license or permit in Lessor’s name as may be required or permitted by such new or modified laws with respect to the ground covered by the Properties. Any such claim, license or permit shall be subject to this Agreement. All costs for converting to such alternative basis will be reimbursed by Lessee as carrying costs under Section 5.2, and any periodic payments required by the alternative basis will be included by reference in Exhibit A3.

10.
Liens and Notices of Non-Responsibility: Lessor and Lessee agree to keep the Properties at all times free and clear of all liens, charges and encumbrances of any and every nature and description done, made or caused by them (other than liens for taxes not yet due and delinquent), and to pay all indebtedness and liabilities incurred by or for them which may or might become a lien, charge or encumbrance against the Properties before such indebtedness or liability shall become a lien, charge or encumbrance. Lessee shall, however, have the right in good faith to contest the validity of any lien, claim or liability and shall not be required to remove any such lien, claim or liability so long as Lessee is contesting the validity or the amount thereof. If Lessee desires to obtain financing secured by a collateral interest, mortgage, deed of trust or other lien in Lessee’s rights under this Agreement, Lessee shall first obtain Lessor’s prior written consent to such financing, such consent not to be unreasonably withheld.

11.
Real Property Taxes: Lessor shall pay promptly, before delinquency, all taxes and assessments, general, special, ordinary and extraordinary, that may be levied or assessed during the term of the Agreement, and upon the Properties then remaining subject to this Agreement. Lessee shall reimburse Lessor for such payments.

12.
Inspection: Lessor, or Lessor’s duly authorized representatives, shall be permitted to enter on the Properties and the workings of Lessee thereon with at least one week’s prior written notice and at reasonable times and intervals for the purpose of verifying Lessee’s compliance with the provisions of this Agreement. Lessor, acting reasonably, shall have the right to take samples of material from the Properties for the purpose of assuring proper and accurate determination and payment of the NSR Royalty. All such activities on the Properties shall be at the sole risk and expense of Lessor and its representatives, and shall be done in such a manner as not to unreasonably hinder, delay or interfere with the operations of Lessee. Lessor, on behalf of itself and its representatives, shall indemnify and hold Lessee and its affiliates harmless from any and all damages, claims, demands, liabilities, expenses, losses and injuries arising from such persons’ presence on the Properties or on the approaches thereto; provided, however, that no prior notice shall be required for Lessor to enter the Properties to respond to an environmental or health and safety emergency.

4881-9275-4029.3

13.
Termination by Lessor: In the event Lessor believes Lessee has not complied with any material obligation hereunder, Lessor shall notify Lessee in writing setting out specifically in what respect it is claimed that Lessee has breached this Agreement.

(a)If the breach is based on the failure to make a required monetary payment, and the breach is not cured within 30 days after notice is given to Lessee, then this Agreement shall be deemed canceled and terminated effective on the 30th day after the receipt of the notice, unless Lessee within that time disputes in good faith specific amounts and is unable to resolve the disputed amounts with Lessor and thereafter commences arbitration to resolve the disputed amounts pursuant to Section 31. Any non-disputed amounts must continue to be paid in full when due during the duration of the arbitration and failure to timely pay non-disputed amounts shall be grounds for termination of this Agreement in accordance with the first sentence of this paragraph.
(b) If the breach is based on non-monetary terms, and the breach is not cured within 60 days, or if Lessee has not within that time commenced in good faith to cure the alleged breach and does not thereafter diligently and in good faith complete such cure, then this Agreement shall be deemed canceled and terminated effective on the 60th day after the receipt of the notice, unless Lessee within that time disputes in good faith the breach and thereafter commences arbitration to resolve the dispute pursuant to Section 31.
(c)This Agreement may not be terminated, in whole or in part, by less than all the individuals and/or entities who may at any given time be included within the term “Lessor.”

14.
Termination by Lessee: Lessee may at any time and from time to time terminate this Agreement by giving written notice thereof to Lessor. On or promptly after delivery of the notice of termination, Lessee shall execute and deliver to Lessor a written release of this Agreement with respect to the Properties in proper form for recording. The termination date shall be the date Lessee’s notice of termination is delivered as provided in Section 18. If Lessee terminates this Agreement, Lessee shall still be required to pay, (i) pro-rated lease fees described in Section 5.1 through the termination date, (ii) actual carrying costs described in Section 5.2 incurred by Lessor through the termination date, and (iii) any reclamation or regulatory expenditures or liabilities accrued as a direct result of Lessee’s activities on the Properties prior to the termination date. On expiration, termination or surrender of this Agreement, Lessee shall return the Properties in a state of compliance with applicable laws, regulations and ordinances of any governmental agency or authority having jurisdiction of the Properties. If Lessee’s compliance is incomplete at such time, Lessee shall diligently take the actions necessary to complete compliance. Notwithstanding any other provision of this Agreement, Lessee shall have no obligations of any kind with respect to prior operations or preexisting conditions on the Properties.

15.
Force Majeure: Lessee shall not be liable for failure to perform any of its obligations, other than making payments due under Section 5, during any period in which performance is prevented, in whole or in part, by causes herein termed Force Majeure. For purposes of this Agreement, the term “Force Majeure” shall include labor disputes; acts of God; action of the elements, including inclement weather, floods, slides, cave-ins, sinkholes, and earthquakes; laws, rules, regulations, orders, directives and requests of governmental bodies or agencies; delay, failure or inability of suppliers or transporters of materials, parts, supplies, services or equipment or by contractors’ or subcontractors’ transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; judgments or orders of any court or agency; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or future violation of federal, state or local environmental standard; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot; civil strife; terrorism; fire; explosion; pandemic; or any other cause whether similar or dissimilar to the foregoing, except for the inability to meet financial commitments. If Lessee desires to invoke the provisions of this Section, Lessee shall give notice of the commencement of the circumstances giving rise to such Force Majeure. The time for discharging Lessee’s obligations with respect to the prevented performance, or the time within which Lessee must undertake or complete any activity, shall then be extended for the period of Force Majeure.

16.
Rule Against Perpetuities: The parties do not intend or desire for this Agreement to violate the common law Rule Against Perpetuities or any analogous statutory provision or any other statutory or common law rule imposing time limits on the vesting or termination of estates in land. If any provision of this Agreement does or would violate the Rule Against Perpetuities or any analogous statutory provision or any other statutory or common law rule imposing time limits on the vesting or termination of estates in land, then this Agreement shall not be deemed void or voidable, but shall be interpreted in such a way as to maintain and carry out the parties’ objectives to the fullest extent possible by law.

4881-9275-4029.3

17.
Confidentiality: The data and information, including the terms of this Agreement, coming into the possession of Lessor by virtue of this Agreement, shall be deemed confidential, and shall not be disclosed to outside third parties except as may be required to publicly record or protect title to the Properties, or to publicly announce and disclose information if and as required under the laws and regulations of the United States, any state or local government or any country, or under the rules and regulations of any stock exchange on which stock of any party, or the parent or affiliates of any party, is listed. Lessor agrees, with respect to any public announcements (other than those exceptions set forth in the preceding sentence), including the announcement of the execution of this Agreement, if any, to inform Lessee of the contents of the announcement or disclosure in advance of its intention to make such announcement in sufficient time to permit Lessee to jointly or simultaneously make a similar public announcement or disclosure if Lessee so desires, except that in the event Lessor anticipates selling or assigning all or a portion of its interest or negotiations to procure loans from third parties are undertaken, Lessor shall have the right to furnish information to the party to whom such conveyance or assignment is anticipated, or with whom such negotiations are undertaken, upon obtaining from such party agreement to hold confidential any information so furnished. Nothing in this Agreement shall limit or restrict the right of Lessee to provide, deliver or release to parent companies, companies with a common parent, subsidiary companies, affiliated or related companies and/or coventurers the data and information, including the terms of this Agreement, coming into the possession of Lessee by virtue of this Agreement.

18.
Notices: All notices shall be in writing to the applicable address set forth below and shall be given by personal delivery or recognized international overnight courier. All notices shall be effective and shall be deemed delivered on the date of delivery if delivered before 5:00 p.m. local destination time on a Business Day, otherwise on the next Business Day after delivery. Each party will send a copy of their notice by email, as a courtesy, but the notice will not be valid until delivered in writing. Any notice delivered by email shall only be deemed to be official notice hereunder if the party receiving such email confirms receipt in writing.

To Lessee:

Toro Silver Corp.
900-800 West Pender Street
Vancouver, BC V6C 2V6
Canada
Email: mbuttenshaw@gmail.com

To Lessor:

Comstock Inc.
117 American Flat Road, PO Box 1118
Virginia City, NV 89440
Email: degasperis@comstockinc.com

Each party may change its address from time to time by notice given in the manner described above.

19.	Binding Effect of Obligations: This Agreement shall be binding upon and inure to the benefit of the respective parties and their heirs, successors and assigns.

20.
Whole Agreement: The parties agree that the whole agreement between them is written in this Agreement, and in a memorandum of agreement of even date which is intended to be recorded, and that this Agreement supersedes and replaces all previous agreements, discussions, promises, representations, negotiations, writings and understandings between the parties concerning the Properties. There are no terms or conditions, express or implied, other than expressly stated in this Agreement. This Agreement may be amended or modified only by an instrument in writing, signed by the parties with the same formality as this Agreement.

21.
Governing Law: This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada, without regard for choice of laws or conflict of laws principles that would result in the application of the laws of any other jurisdiction. Each party, on behalf of itself and its successors, irrevocably consents to the exclusive jurisdiction of the courts of the state of Nevada or the federal district court for the District of Nevada, as may be applicable, in respect of any disputes arising hereunder.

4881-9275-4029.3

22.
Execution: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same Agreement. This Agreement may be executed and delivered by PDF transmission, and in such event shall be deemed the equivalent of an agreement with original signatures.

23.
Severability: If any part, term or provision of this Agreement is held by a court of competent jurisdiction to be illegal or in conflict with any law of the United States or any state, the validity of the remaining portions or provisions shall not be affected and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

24.
Bankruptcy or Insolvency Proceedings by Lessee: If Lessee be adjudged bankrupt or insolvent, or shall make an assignment for benefit of creditors, this Agreement shall thereupon immediately terminate, and it being further understood and agreed that this Agreement shall not be assignable by any process of law, nor be treated as an asset of Lessee in any bankruptcy or insolvency proceedings; nor shall it pass under the control of any trustee or assignee of Lessee by virtue of any proceedings in bankruptcy or insolvency, or under any assignment by Lessee for the benefit of creditors. For the purpose of clarity, this Agreement shall not terminate in the event of bankruptcy by Lessor.

.

25.
Assignment: Upon providing written notice to the other party in accordance with the terms of this Agreement, either party may assign its respective rights and obligations under this Agreement, provided that the assignee executes an assumption of all of the assignor’s obligations hereunder and agrees to be bound by all the terms and conditions of this Agreement. No such assignment shall in any way enlarge or diminish the right or obligations of Lessee or Lessor hereunder. Upon the assumption by the assignee of the assignor’s obligations, the assigning party shall be fully released from, and shall not be liable or responsible to the non-assigning party in any way for any duties, costs, payments or other liabilities or obligations that thereafter arise or accrue directly or indirectly under this Agreement. A copy of the assignment instrument or a fully executed memorandum of assignment in recordable form shall be provided to the non-assigning party by the assigning party.

26.
Construction of Agreement: All references to money in this Agreement are references to United States Dollars. Wherever the term “including” is used herein, it shall be deemed to mean “including without limitation,” and wherever the phrase “shall include” is used herein, it shall mean “shall include without limitation.” This Agreement shall be construed as if all parties jointly drafted each of its provisions.

27.
Lessor’s Right of First Refusal: Lessee agrees that if, during the term of this Agreement and for 30 months thereafter, Lessee (a) purchases, stakes, leases or options additional properties lying within the Area of Interest or Non-Compete Area (the “Lessee Properties”), and (b) decides to sell or otherwise transfer for value any of the Lessee Properties, then Lessor shall have a right of first refusal to purchase such Lessee Properties from Lessee in accordance with the terms of this Section. In the event that Lessee receives a bona fide offer to purchase all or any part of the Lessee Properties from, or enters into a bona fide agreement to sell all or any part of the Lessee Properties to, any person or entity that is not an affiliate of Lessee, which offer or agreement Lessee has accepted or is willing to accept, then Lessee shall give Lessor written notice thereof, including the terms and conditions of such offer or agreement to purchase. If such offer or agreement includes consideration other than cash, the notice shall include the cash equivalent of such non-cash consideration. Lessor may elect to acquire the Lessee Properties, at the same price (including the cash equivalent of any non-cash consideration) and on the same terms as set forth in the offer or agreement to purchase, by delivering a written notice of such election to Lessee within 30 days after the date on which Lessee’s notice was delivered to Lessor. If Lessor does elect to acquire the Lessee Properties, the closing shall occur within 30 days after notice of such election is delivered to Lessee, and this Agreement shall thereafter terminate with respect to the Lessee Properties. If Lessor fails to provide Lessee with notice of its election to acquire the Lessee Properties within the 30-day election period, such failure shall be deemed to be an election not to acquire the Lessee Properties. If Lessor elects not to acquire the Lessee Properties, Lessee shall have 90 days following the expiration of such 30-day period to complete the sale of the Lessee Properties to the third party at the price and on the terms set forth in the notice from Lessee. If Lessee fails to complete the sale of the Lessee Properties to the third party within that 90-day period, Lessor’s right of first refusal in the Lessee Properties shall be revived. Any subsequent proposal by Lessee to sell the Lessee Properties, or any part thereof, shall be conducted in accordance with all of the procedures set forth in this Section. The provisions of this Section shall not apply to any sale or transfer of the Lessee Properties to an affiliate of Lessee, but any subsequent direct or indirect transfer of control of such affiliate to a third party shall be subject to the provisions of this Section.

4881-9275-4029.3

28.
Lessee’s Right of First Refusal: Lessor agrees that if, during the term of this Agreement, Lessor or any of its affiliates decide to sell all or any portion of the properties described in Exhibit A4 hereto (collectively, the “Comstock Properties”), which exhibit is incorporated herein, then Lessee shall have a right of first refusal to purchase such Comstock Properties from Lessor or its affiliates, as the case may be (Lessor and its affiliates being referred to collectively in this Section as Lessor), in accordance with the terms of this Section. In the event that Lessor receives a bona fide offer to purchase all or any part of the Comstock Properties from, or enter into a bona fide agreement to sell all or any part of the Comstock Properties to, any person or entity that is not an affiliate of Lessor, which offer or agreement Lessor has accepted or is willing to accept, then Lessor shall give Lessee written notice thereof, including the terms and conditions of such offer or agreement to purchase. If such offer or agreement includes consideration other than cash, the notice shall include the cash equivalent of such non-cash consideration. Lessee may elect to acquire the Comstock Properties, at the same price (including the cash equivalent of any non-cash consideration) and on the same terms as set forth in the offer or agreement to purchase, by delivering a written notice of such election to Lessor within 10 Business Days after the date on which Lessor’s notice was delivered to Lessee. If Lessee does elect to acquire the Comstock Properties, the closing shall occur within 30 days after notice of such election is delivered to Lessor, and this Agreement shall thereafter terminate with respect to the Comstock Properties. If Lessee fails to provide Lessor with notice of its election to acquire the Comstock Properties within the 30-day election period, such failure shall be deemed to be an election not to acquire the Comstock Properties. If Lessee elects not to acquire the Comstock Properties, Lessor shall have 90 days following the expiration of such 30-day period to proceed with the sale of the Comstock Properties to the third party at the price and on the terms set forth in the notice from Lessor. If Lessor fails to proceed with the sale of the Comstock Properties to the third party within that 90-day period, Lessee’s right of first refusal in the Comstock Properties shall be revived. Any subsequent proposal by Lessor to sell the Comstock Properties, or any part thereof, shall be conducted in accordance with all of the procedures set forth in this Section. The provisions of this Section shall not apply to any sale or transfer of the Comstock Properties to an affiliate of Lessor, but any subsequent direct or indirect transfer of control of such affiliate to a third party shall be subject to the provisions of this Section. To the extent that the Lessor parties executing this Agreement are not, either on the Effective Date or at the time of Lessee’s exercise of its right of first refusal, the record owners of the Comstock Properties, each of the Lessor parties executing this Agreement covenants to cause the relevant record owners of the Comstock Properties to fully and timely abide by the provisions of this Section, at no cost to Lessee.

29.
American Flat Processing Facility: Lessor’s wholly-owned affiliate, Comstock Processing LLC, a Nevada limited liability company (“CPL”), is the owner of certain property, located near the Properties, containing mineral processing facilities. That property, which is described in Exhibit A4, Table A4.3, hereto and which exhibit is incorporated herein, together with all improvements, facilities and equipment thereon, all appurtenances thereto, and all regulatory permits and authorizations relating thereto, is referred to herein collectively as the “Mill Property.” CPL will, in good faith, negotiate with Lessee for a lease or sale of the Mill Property to Lessee should Lessee so request of Lessor, but is under no obligation to conclude a lease or sale if mutually satisfactory terms cannot be reached.

30.
Survival: All provisions of this Agreement containing rights and obligations that are intended to continue beyond the termination of this Agreement shall survive such termination and remain in effect until their existence is of no benefit to either party.

31.
Arbitration: Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a single arbitrator selected by the American Arbitration Association. Such arbitration shall be conducted in Reno, Nevada, in accordance with the rules of the American Arbitration Association then in effect and shall be concluded within 60 days from the date that the arbitrator is selected. Judgment may be entered on the arbitrator’s award in any court having jurisdiction. The expense of such arbitration shall be borne by the losing party in such arbitration. In the event a party fails to proceed with arbitration, unsuccessfully challenges the arbitrator’s award, or fails to comply with the arbitrator’s award, the other party is entitled to costs of suit, including reasonable attorney’s fees, for having to compel arbitration or defend or enforce the arbitrator’s award.

4881-9275-4029.3

32.
Disputes: Disputes or differences between the parties shall not interrupt performance of this Agreement (including during the pendency of any arbitration proceeding) unless such a dispute results in termination of this Agreement. In case of suit, adverse claim, dispute or question by a third party as to the ownership of the Properties or of any interest therein or hereunder, Lessee may, in its discretion, deposit the payment (or the portion of the payment in dispute, if less than the whole payment is in dispute) into an escrow account and Lessee shall not be held in default in payment thereof until such third party suit, claim, dispute or question has been finally disposed of.

[Signature page follows]

4881-9275-4029.3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized person as of the Effective Date.

                        Lessor:

                            COMSTOCK INC., a Nevada corporation

                            By /s/ Corrado DeGasperis
                            Corrado DeGasperis
                            Executive Chairman and CEO

                            COMSTOCK NORTHERN EXPLORATION, LLC,
a Nevada limited liability company

                            by its managing member:

                                COMSTOCK INC., a Nevada corporation

                                By /s/ Corrado DeGasperis
                                Corrado DeGasperis
                                Executive Chairman and CEO

                        Lessee:

                            MACKAY PRECIOUS METALS INC., a Delaware
corporation

                            By /s/ Martyn Buttenshaw
                            Martyn Buttenshaw
                            President and CEO

4881-9275-4029.3

Exhibit A1 – “Properties”
Mineral Exploration and Mining Lease Agreement)

The following fee tracts, unpatented mining claims and patented mining constitute the Properties, and are shown in Figure A1, below.

A1.1: Lessor-Owned Patented Mining Claims

Parcel No.	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-002-11	Red Wing	Comstock Northern Exploration LLC	Patent	8.3	Storey	0%	None
800-001-21	Dean	Comstock Northern Exploration LLC	Patent	10.7	Storey	4.15%	Obester 2
800-001-25	East North-Occidental	Comstock Northern Exploration LLC	Patent	11.6	Storey	4.15%	Obester 2
800-001-26	Edwards	Comstock Northern Exploration LLC	Patent	18.5	Storey	4.15%	Obester 2
800-001-10	North Occidental (New Brunswick)	Comstock Northern Exploration LLC	Patent	7.3	Storey	4.15%	Obester 2
800-001-68	Occidental (Brunswick)	Comstock Northern Exploration LLC	Patent	7.8	Storey	4.15%	Obester 2
800-001-24	South Occidental	Comstock Northern Exploration LLC	Patent	20.6	Storey	4.15%	Obester 2

A1.2: Lessor-Owned Unpatented Mining Claims

BLM No.	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC1000132	Omaha Fraction #11	Comstock Northern Exploration LLC	Lode	1.12	Storey	0	None
NMC1000133	Omaha Fraction #12	Comstock Northern Exploration LLC	Lode	0.36	Storey	0	None
NMC1000134	Omaha Fraction #13	Comstock Northern Exploration LLC	Lode	1.08	Storey	0	None
NMC1000135	Omaha Fraction #14	Comstock Northern Exploration LLC	Lode	1.41	Storey	0	None
NMC1000136	Omaha Fraction #17	Comstock Northern Exploration LLC	Lode	2.7	Storey	0	None
NMC1000138	Omaha Fraction #19	Comstock Northern Exploration LLC	Lode	2.33	Storey	0	None
NMC1000139	Omaha Fraction #20	Comstock Northern Exploration LLC	Lode	0.02	Storey	0	None
NMC1000140	Omaha Fraction #21	Comstock Northern Exploration LLC	Lode	0.74	Storey	0	None
NMC1000141	Omaha Fraction #22	Comstock Northern Exploration LLC	Lode	3.41	Storey	0	None
NMC1000142	Omaha Fraction #23	Comstock Northern Exploration LLC	Lode	1.5	Storey	0	None
NMC1000143	Omaha Fraction #24	Comstock Northern Exploration LLC	Lode	0.53	Storey	0	None
NMC1003426	Loring 1	Comstock Northern Exploration LLC	Lode	11.05	Storey	0	None
NMC1003427	Loring 2	Comstock Northern Exploration LLC	Lode	18.76	Storey	0	None
NMC1003428	Loring 3	Comstock Northern Exploration LLC	Lode	18.68	Storey	0	None
NMC1003429	Loring 4	Comstock Northern Exploration LLC	Lode	18.94	Storey	0	None
NMC1003430	Loring 5	Comstock Northern Exploration LLC	Lode	15.61	Storey	0	None

4881-9275-4029.3

NMC1003431	Loring 6	Comstock Northern Exploration LLC	Lode	9.11	Storey	0	None
NMC1003432	Loring 7	Comstock Northern Exploration LLC	Lode	1.56	Storey	0	None
NMC1003433	Loring 8	Comstock Northern Exploration LLC	Lode	1.7	Storey	0	None
NMC1003434	Loring 9	Comstock Northern Exploration LLC	Lode	1.96	Storey	0	None
NMC1003435	Loring 10	Comstock Northern Exploration LLC	Lode	20.72	Storey	0	None
NMC1003436	Loring 11	Comstock Northern Exploration LLC	Lode	20.68	Storey	0	None
NMC1003437	Loring 12	Comstock Northern Exploration LLC	Lode	20.7	Storey	0	None
NMC1003438	Loring 13	Comstock Northern Exploration LLC	Lode	20.69	Storey	0	None
NMC1003439	Loring 14	Comstock Northern Exploration LLC	Lode	20.69	Storey	0	None
NMC1003440	Loring 15	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1003441	Loring 16	Comstock Northern Exploration LLC	Lode	20.72	Storey	0	None
NMC1003442	Loring 17	Comstock Northern Exploration LLC	Lode	20.62	Storey	0	None
NMC1003443	Loring 18	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1003444	Loring 19	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1003445	Loring 20	Comstock Northern Exploration LLC	Lode	20.58	Storey	0	None
NMC1003446	Loring 21	Comstock Northern Exploration LLC	Lode	13.87	Storey	0	None
NMC1003447	Loring 22	Comstock Northern Exploration LLC	Lode	6.62	Storey	0	None
NMC1015691	West Lode 203	Comstock Northern Exploration LLC	Lode	16.31	Storey	0	None
NMC1015692	West Lode 204	Comstock Northern Exploration LLC	Lode	10.44	Storey	0	None
NMC1015693	West Lode 205	Comstock Northern Exploration LLC	Lode	4.57	Storey	0	None
NMC1015696	West Lode 223	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015697	West Lode 224	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015698	West Lode 225	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015699	West Lode 226	Comstock Northern Exploration LLC	Lode	19.15	Storey	0	None
NMC1015700	West Lode 227	Comstock Northern Exploration LLC	Lode	13.51	Storey	0	None
NMC1015701	West Lode 228	Comstock Northern Exploration LLC	Lode	7.64	Storey	0	None
NMC1015702	West Lode 229	Comstock Northern Exploration LLC	Lode	1.88	Storey	0	None
NMC1015703	West Lode 243	Comstock Northern Exploration LLC	Lode	15.3	Storey	0	None
NMC1015704	West Lode 244	Comstock Northern Exploration LLC	Lode	13.58	Storey	0	None
NMC1015705	West Lode 245	Comstock Northern Exploration LLC	Lode	18.88	Storey	0	None
NMC1015706	West Lode 246	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015707	West Lode 247	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None

4881-9275-4029.3

NMC1015708	West Lode 248	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015709	West Lode 249	Comstock Northern Exploration LLC	Lode	20.56	Storey	0	None
NMC1015710	West Lode 250	Comstock Northern Exploration LLC	Lode	16.57	Storey	0	None
NMC1015711	West Lode 263	Comstock Northern Exploration LLC	Lode	12.42	Storey	0	None
NMC1015712	West Lode 264	Comstock Northern Exploration LLC	Lode	7.23	Storey	0	None
NMC1015713	West Lode 265	Comstock Northern Exploration LLC	Lode	15.28	Storey	0	None
NMC1015714	West Lode 266	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015715	West Lode 267	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015716	West Lode 268	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015717	West Lode 269	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1015718	West Lode 270	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC1093920	Redwing Fraction	Comstock Northern Exploration LLC	Lode	5.88	Storey	0	None
NMC704516	Overman 1	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC821735	Comstock #7	Comstock Northern Exploration LLC	Lode	18.89	Storey	0	None
NMC821736	Comstock #8	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC821737	Comstock #9	Comstock Northern Exploration LLC	Lode	20.51	Storey	0	None
NMC821739	Comstock #11	Comstock Northern Exploration LLC	Lode	18.8	Storey	0	None
NMC821742	Comstock #14	Comstock Northern Exploration LLC	Lode	9.15	Storey	0	None
NMC821743	Comstock #15	Comstock Northern Exploration LLC	Lode	3.33	Storey	0	None
NMC821744	Comstock #16	Comstock Northern Exploration LLC	Lode	19.47	Storey	0	None
NMC871492	Comstock 115	Comstock Northern Exploration LLC	Lode	2.84	Storey	0	None
NMC871493	Comstock 116	Comstock Northern Exploration LLC	Lode	18.57	Storey	0	None
NMC871494	Comstock 117	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871495	Comstock 118	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871498	Comstock 121	Comstock Northern Exploration LLC	Lode	19.3	Storey	0	None
NMC871499	Comstock 122	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871500	Comstock 123	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC871501	Comstock 124	Comstock Northern Exploration LLC	Lode	18.54	Storey	0	None
NMC983353	Comstock Lode 100	Comstock Northern Exploration LLC	Lode	16.2	Storey	0	None
NMC983354	Comstock Lode 101	Comstock Northern Exploration LLC	Lode	6.11	Storey	0	None
NMC983355	Comstock Lode 102	Comstock Northern Exploration LLC	Lode	15.9	Storey	0	None
NMC983356	Comstock Lode 103	Comstock Northern Exploration LLC	Lode	0.77	Storey	0	None

4881-9275-4029.3

NMC983357	Comstock Lode 104	Comstock Northern Exploration LLC	Lode	16.2	Storey	0	None
NMC983358	Comstock Lode 105	Comstock Northern Exploration LLC	Lode	17.2	Storey	0	None
NMC983359	Comstock Lode 106	Comstock Northern Exploration LLC	Lode	10.45	Storey	0	None
NMC983360	Comstock Lode 107	Comstock Northern Exploration LLC	Lode	12.66	Storey	0	None
NMC983361	Comstock Lode 108	Comstock Northern Exploration LLC	Lode	3.56	Storey	0	None
NMC983362	Comstock Lode 109	Comstock Northern Exploration LLC	Lode	2.31	Storey	0	None
NMC983363	Comstock Lode 110	Comstock Northern Exploration LLC	Lode	19.24	Storey	0	None
NMC983364	Comstock Lode 111	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC983365	Comstock Lode 112	Comstock Northern Exploration LLC	Lode	16.57	Storey	0	None
NMC983366	Comstock Lode 113	Comstock Northern Exploration LLC	Lode	17.08	Storey	0	None
NMC983367	Comstock Lode 114	Comstock Northern Exploration LLC	Lode	1.42	Storey	0	None
NMC983368	Comstock Lode 115	Comstock Northern Exploration LLC	Lode	9.66	Storey	0	None
NMC983369	Comstock Lode 116	Comstock Northern Exploration LLC	Lode	20.4	Storey	0	None
NMC983370	Comstock Lode 117	Comstock Northern Exploration LLC	Lode	20.39	Storey	0	None
NMC983371	Comstock Lode 118	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC983405	Comstock Lode 152	Comstock Northern Exploration LLC	Lode	19.72	Storey	0	None
NMC983406	Comstock Lode 153	Comstock Northern Exploration LLC	Lode	14.46	Storey	0	None
NMC983407	Comstock Lode 154	Comstock Northern Exploration LLC	Lode	8.26	Storey	0	None
NMC983408	Comstock Lode 155	Comstock Northern Exploration LLC	Lode	8.26	Storey	0	None
NMC983409	Comstock Lode 156	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983410	Comstock Lode 157	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC983411	Comstock Lode 158	Comstock Northern Exploration LLC	Lode	20.62	Storey	0	None
NMC983412	Comstock Lode 159	Comstock Northern Exploration LLC	Lode	20.63	Storey	0	None
NMC983413	Comstock Lode 160	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983414	Comstock Lode 161	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983415	Comstock Lode 162	Comstock Northern Exploration LLC	Lode	19.24	Storey	0	None
NMC983416	Comstock Lode 163	Comstock Northern Exploration LLC	Lode	20.65	Storey	0	None
NMC983417	Comstock Lode 164	Comstock Northern Exploration LLC	Lode	12.82	Storey	0	None
NMC983418	Comstock Lode 165	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983419	Comstock Lode 166	Comstock Northern Exploration LLC	Lode	7.58	Storey	0	None
NMC983420	Comstock Lode 167	Comstock Northern Exploration LLC	Lode	20.66	Storey	0	None
NMC983421	Comstock Lode 168	Comstock Northern Exploration LLC	Lode	16.15	Storey	0	None

4881-9275-4029.3

NMC992975	Comstock Lode 173	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992976	Comstock Lode 174	Comstock Northern Exploration LLC	Lode	15.32	Storey	0	None
NMC992977	Comstock Lode 175	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992979	Comstock Lode 177	Comstock Northern Exploration LLC	Lode	19.04	Storey	0	None
NMC992980	Comstock Lode 179	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992981	Comstock Lode 180	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None
NMC992982	Comstock Lode 181	Comstock Northern Exploration LLC	Lode	20.18	Storey	0	None
NMC992983	Comstock Lode 182	Comstock Northern Exploration LLC	Lode	10.23	Storey	0	None
NMC992984	Comstock Lode 183	Comstock Northern Exploration LLC	Lode	19.78	Storey	0	None
NMC992985	Comstock Lode 184	Comstock Northern Exploration LLC	Lode	20.67	Storey	0	None

A1.3: Garrett Leased Patented Mining Claim

Parcel No	Description	Current Owner	Type	Acres	County	NSR %	Royalty Owner
800-000-54	Pride of Washoe	Fred Garrett	Patent	25.3	Storey	3%	Hess-Garrettson

A1.4: Railroad and Gold Leased Fee Tracts and Patented Mining Claims

Parcel No	Description	Current Owner	Type	Acres	County	NSR %	Royalty Owner
002-091-01	D-8 Lot 29	RR & Gold	Fee	1.2	Storey	1%	Railroad and Gold LLC
002-091-04	D-8 Pt Lot 25	RR & Gold	Fee	0.7	Storey	1%	Railroad and Gold LLC
002-091-09	D-8 Lot 30	RR & Gold	Fee	3.0	Storey	1%	Railroad and Gold LLC
002-091-10	D-8 Lot 19	RR & Gold	Fee	0.1	Storey	1%	Railroad and Gold LLC
002-091-13	D-8 Lot 1-8	RR & Gold	Fee	1.6	Storey	1%	Railroad and Gold LLC
002-091-14	D-8 Lot 12,32	RR & Gold	Fee	1.7	Storey	1%	Railroad and Gold LLC
002-231-02	S Ptn Block L-1	RR & Gold	Fee	10.5	Storey	1%	Railroad and Gold LLC
004-331-34	Ptn Lot 8	RR & Gold	Fee	21.1	Storey	1%	Railroad and Gold LLC
004-331-35	Ptn Lots 8&12	RR & Gold	Fee	5.5	Storey	1%	Railroad and Gold LLC
800-000-45	Gould & Curry (below 1000')	RR & Gold	Patent	25.3	Storey	1%	Railroad and Gold LLC
800-000-46	Chollar Potosi (below 1000')	RR & Gold	Patent	35.2	Storey	1%	Railroad and Gold LLC
800-000-47	Savage (below 1000')	RR & Gold	Patent	19.3	Storey	1%	Railroad and Gold LLC
800-001-00	Culver	RR & Gold	Patent	13.8	Storey	1%	Railroad and Gold LLC
800-001-01	Culver Addition (S)	RR & Gold	Patent	4.3	Storey	1%	Railroad and Gold LLC
800-001-02	Culver Addition (N)	RR & Gold	Patent	6.4	Storey	1%	Railroad and Gold LLC
800-001-03	Gibbs (1/2 interest)	RR & Gold	Patent	3.1	Storey	1%	Railroad and Gold LLC
800-001-04	Gibbs (1/2 interest)	RR & Gold	Patent	7.3	Storey	1%	Railroad and Gold LLC
800-002-04	Knickerbocker (N half)	RR & Gold	Patent	5.5	Storey	1%	Railroad and Gold LLC

4881-9275-4029.3

A1.5: Railroad and Gold Leased Unpatented Mining Claims
BLM No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC705388	Latigo	RR & Gold	Lode	18.73	Storey	1%	Railroad and Gold LLC
NMC705389	Latigo 2	RR & Gold	Lode	22.41	Storey	1%	Railroad and Gold LLC
NMC705390	Angels No. 1	RR & Gold	Lode	14.65	Storey	1%	Railroad and Gold LLC
NMC705391	Angels No. 2	RR & Gold	Lode	20.68	Storey	1%	Railroad and Gold LLC
NMC705392	Angels East Annex	RR & Gold	Lode	7.45	Storey	1%	Railroad and Gold LLC
NMC705393	Merrilite	RR & Gold	Lode	15.61	Storey	1%	Railroad and Gold LLC
NMC705394	Merrilite North Annex	RR & Gold	Lode	15.71	Storey	1%	Railroad and Gold LLC
NMC705395	Hawk	RR & Gold	Lode	13.38	Storey	1%	Railroad and Gold LLC
NMC705396	Hawk Fraction	RR & Gold	Lode	18.3	Storey	1%	Railroad and Gold LLC
NMC705397	Alto no. 9	RR & Gold	Lode	10.71	Storey	1%	Railroad and Gold LLC
NMC705398	West Nick	RR & Gold	Lode	20.55	Storey	1%	Railroad and Gold LLC
NMC705399	West Nick No. 1	RR & Gold	Lode	20.67	Storey	1%	Railroad and Gold LLC
NMC705400	Iona	RR & Gold	Lode	9.39	Storey	1%	Railroad and Gold LLC
NMC705401	Oro Plato	RR & Gold	Lode	11.08	Storey	1%	Railroad and Gold LLC
NMC705402	Owl	RR & Gold	Lode	7.69	Storey	1%	Railroad and Gold LLC
NMC705403	Maryland Fraction	RR & Gold	Lode	20.69	Storey	1%	Railroad and Gold LLC

A1.6: James Obester Leased Unpatented Claims

BLM No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC275502	Alta #5	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275503	Alta #6	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275504	Alta #7	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275505	Alta #8	James Obester	Lode	12.64	Storey	3%	James Obester
NMC275506	Alta #9	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275507	Alta #10	James Obester	Lode	20.67	Storey	3%	James Obester
NMC275509	Alta #12	James Obester	Lode	12.06	Storey	3%	James Obester
NMC300858	Brunswick #1	James Obester	Lode	20.67	Storey	3%	James Obester
NMC300859	Brunswick #2	James Obester	Lode	20.67	Storey	3%	James Obester
NMC300860	Brunswick #4	James Obester	Lode	20.67	Storey	3%	James Obester

A1.7: Renegade Leased Unpatented Claims

4881-9275-4029.3

BLM No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC890651	NBO 1	Renegade	Lode	19.21	Storey	3%	Renegade Mineral
NMC890652	NBO 2	Renegade	Lode	1.35	Storey	3%	Renegade Mineral
NMC890653	NBO 3	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890654	NBO 4	Renegade	Lode	20.29	Storey	3%	Renegade Mineral
NMC890655	NBO 5	Renegade	Lode	20.51	Storey	3%	Renegade Mineral
NMC890656	NBO 6	Renegade	Lode	15.93	Storey	3%	Renegade Mineral
NMC890657	NBO 7	Renegade	Lode	13.74	Storey	3%	Renegade Mineral
NMC890658	NBO 8	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890659	NBO 9	Renegade	Lode	20.67	Storey	3%	Renegade Mineral
NMC890660	NBO 10	Renegade	Lode	16.72	Storey	3%	Renegade Mineral
NMC890661	NBO 11	Renegade	Lode	9.9	Storey	3%	Renegade Mineral
NMC890662	NBO 12	Renegade	Lode	18.07	Storey	3%	Renegade Mineral
NMC890663	NBO 13	Renegade	Lode	12.83	Storey	3%	Renegade Mineral
NMC890664	NBO 14	Renegade	Lode	3.37	Storey	3%	Renegade Mineral
NMC890665	NBO 15	Renegade	Lode	6.05	Storey	3%	Renegade Mineral
NMC890667	NBO 17	Renegade	Lode	13.45	Storey	3%	Renegade Mineral
NMC890668	NBO 18	Renegade	Lode	18.5	Storey	3%	Renegade Mineral
NMC890669	NBO 19	Renegade	Lode	16.18	Storey	3%	Renegade Mineral
NMC890670	NBO 20	Renegade	Lode	16.51	Storey	3%	Renegade Mineral
NMC890671	NBO 21	Renegade	Lode	10.69	Storey	3%	Renegade Mineral
NMC890672	NBO 22	Renegade	Lode	6.64	Storey	3%	Renegade Mineral
NMC890673	NBO 23	Renegade	Lode	11.84	Storey	3%	Renegade Mineral
NMC890674	NBO 24	Renegade	Lode	9.53	Storey	3%	Renegade Mineral
NMC890675	NBO 25	Renegade	Lode	7.6	Storey	3%	Renegade Mineral
NMC997060	NBO 26 (invalid?)	Renegade	Lode	7.6	Storey	3%	Renegade Mineral
NMC997061	NBO 27	Renegade	Lode	19.69	Storey	3%	Renegade Mineral

A1.8: Sutro Leased Fee Tracts and Patented Mining Claims[1]

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
001-044-06	Rng E Lot 8	Sutro	Fee	0.1	Storey	4%	Sutro
001-056-02	Rng E Lot 1-14	Sutro	Fee	0.3	Storey	4%	Sutro
001-071-01	Rng A S Pt Lot 143	Sutro	Fee	2.3	Storey	4%	Sutro
001-113-02	Rng H Lot 5-6	Sutro	Fee	0.2	Storey	4%	Sutro
1Certain of the Sutro fee parcels are for surface access only, as described in the lease agreement.

4881-9275-4029.3

001-113-04	Block 250 Lot 7	Sutro	Fee	0.3	Storey	4%	Sutro
002-011-09	Rng O-1 Pt Lot 40	Sutro	Fee	1.5	Storey	4%	Sutro
002-021-01	Rng O-1 Pt Lot 43	Sutro	Fee	2.5	Storey	4%	Sutro
002-022-01	Rng O-1 Lot 42	Sutro	Fee	1.0	Storey	4%	Sutro
002-031-27	Rng O-1 Pt Lot 34	Sutro	Fee	1.1	Storey	4%	Sutro
002-041-17	Rng O-1 Lot 8E,Pt 27	Sutro	Fee	0.4	Storey	4%	Sutro
002-041-18	Rng O-1 Lot 25-26,Pt 27	Sutro	Fee	0.5	Storey	4%	Sutro
002-041-20	Rng O-1 Pt Lot 8	Sutro	Fee	0.2	Storey	4%	Sutro
002-052-24	Rng P-2 Pt Lot 1	Sutro	Fee	1.5	Storey	4%	Sutro
002-052-25	Rng P-2 Lot 11-12	Sutro	Fee	0.1	Storey	4%	Sutro
002-061-01	Rng O-1 Lot 10-11	Sutro	Fee	0.4	Storey	4%	Sutro
002-061-05	Rng O-1 Lot 21	Sutro	Fee	0.1	Storey	4%	Sutro
002-061-11	Rng O-1 Lot 12	Sutro	Fee	0.2	Storey	4%	Sutro
002-061-12	Rng O-1 Lot 13-14	Sutro	Fee	0.2	Storey	4%	Sutro
002-062-02	Rng C-4 Lot 3-4	Sutro	Fee	0.3	Storey	4%	Sutro
002-062-03	Rng B-1 Lot 1-7	Sutro	Fee	0.3	Storey	4%	Sutro
002-062-06	Rng B-1 Lot 12, Pt 13	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-15	Rng C-5 Lot 36-37	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-21	Rng C-5 Lot 1-2,34-35	Sutro	Fee	0.3	Storey	4%	Sutro
002-062-22	Rng C-5 Lot 33	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-40	Rng C-4 Lot 12,19	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-42	Rng A-1 Lot 1-5,7-8,15-16	Sutro	Fee	0.5	Storey	4%	Sutro
002-062-44	Rng B-2 Lot 6-9	Sutro	Fee	0.1	Storey	4%	Sutro
002-062-59	Rng C-5 Pt Lot 14,15	Sutro	Fee	0.2	Storey	4%	Sutro
002-063-10	Rng D-2 Pt Lot 15	Sutro	Fee	0.1	Storey	4%	Sutro
002-063-13	Rng D-1 Lot 28	Sutro	Fee	0.1	Storey	4%	Sutro
002-063-16	Rng D-1 Lot 11,23-27	Sutro	Fee	0.4	Storey	4%	Sutro
002-063-17	Rng D-1 Lot 15,19-22,29	Sutro	Fee	0.3	Storey	4%	Sutro
002-063-18	Rng D-1 Lot 14	Sutro	Fee	0.0	Storey	4%	Sutro
002-063-19	Rng D-1 Lot 16-18	Sutro	Fee	0.2	Storey	4%	Sutro
002-063-21	Rng D-1 Lot 1-2	Sutro	Fee	0.6	Storey	4%	Sutro
002-071-01	Rng A-1 Lot 33-35	Sutro	Fee	1.3	Storey	4%	Sutro
002-071-05	Rng A-1 Lot 37,37.5	Sutro	Fee	0.7	Storey	4%	Sutro
002-071-06	Rng B-2 Lot 36,36.5	Sutro	Fee	1.0	Storey	4%	Sutro
002-071-22	Rng A-1 Lot 35.5,36	Sutro	Fee	0.4	Storey	4%	Sutro
002-071-36	Rng B-2 Lot 27-29,37; C-5 Lot 25-27	Sutro	Fee	1.8	Storey	4%	Sutro
002-071-38	Rng B-2 Lot 38	Sutro	Fee	0.4	Storey	4%	Sutro
002-071-39	Rng B-2 Lot 39	Sutro	Fee	0.4	Storey	4%	Sutro
002-075-01	Rng E-3 Lot 10-14	Sutro	Fee	0.5	Storey	4%	Sutro
002-082-01	Rng D-7 Lot 1,2,19	Sutro	Fee	0.1	Storey	4%	Sutro
002-082-06	Rng D-7 Lot 14	Sutro	Fee	0.1	Storey	4%	Sutro
002-082-07	Rng D-7 Lot 15-16	Sutro	Fee	0.1	Storey	4%	Sutro
002-082-08	Rng D-7 Lot 17-18	Sutro	Fee	0.2	Storey	4%	Sutro
002-083-03	Rng E-4 Lot 19-21	Sutro	Fee	0.4	Storey	4%	Sutro
002-083-04	Rng E-4 Lot 23-28	Sutro	Fee	0.8	Storey	4%	Sutro
002-083-05	Rng E-4 Lot 29-30,35	Sutro	Fee	0.8	Storey	4%	Sutro
002-083-08	Rng E-4 Lot 9-18,22,31-34,36-37	Sutro	Fee	2.4	Storey	4%	Sutro
002-121-02	Rng C-6 Lot 24	Sutro	Fee	0.4	Storey	4%	Sutro
002-121-02	Rng C-6 Lot 23	Sutro	Fee	0.2	Storey	4%	Sutro
002-141-05	K-E Lot 1	Sutro	Fee	1.1	Storey	4%	Sutro

4881-9275-4029.3

002-141-08	K-E Lot 5	Sutro	Fee	1.0	Storey	4%	Sutro
002-141-09	K-E Lot 4	Sutro	Fee	1.1	Storey	4%	Sutro
002-141-10	K-E Lot 3	Sutro	Fee	1.1	Storey	4%	Sutro
002-141-11	Rng C-6 Pt Lot 26	Sutro	Fee	11.5	Storey	4%	Sutro
002-141-11	Rng C-6 Lot 28	Sutro	Fee	1.5	Storey	4%	Sutro
002-141-11	Rng C-6 Lot 29	Sutro	Fee	5.8	Storey	4%	Sutro
002-181-06	Rng F-1 Lot 40	Sutro	Fee	1.4	Storey	4%	Sutro
002-181-08	Rng F-1 Lot 18-20	Sutro	Fee	0.2	Storey	4%	Sutro
002-181-10	Rng F-1 Lot 11	Sutro	Fee	0.8	Storey	4%	Sutro
002-191-01	Rng H-1 Lot 1-41	Sutro	Fee	10.2	Storey	4%	Sutro
002-201-04	Rng G-1 Lot 34-35	Sutro	Fee	1.0	Storey	4%	Sutro
002-201-05	Rng G-1 Lot 37-38	Sutro	Fee	0.3	Storey	4%	Sutro
002-201-08	Rng G-1 Lot 46	Sutro	Fee	0.1	Storey	4%	Sutro
002-201-14	Rng G-1 Pt Lot 6	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-15	Rng G-1 Lot 48	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-16	Rng G-1 Lot 1-2	Sutro	Fee	0.4	Storey	4%	Sutro
002-201-20	Rng G-1 Lot 9	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-22	Rng G-1 Lot 15	Sutro	Fee	0.0	Storey	4%	Sutro
002-201-26	Rng G-1 Lot 26-29,42-43	Sutro	Fee	0.7	Storey	4%	Sutro
002-201-30	Rng G-1 Lot 30-31	Sutro	Fee	0.2	Storey	4%	Sutro
002-201-31	Rng G-1 Lot 14	Sutro	Fee	0.1	Storey	4%	Sutro
002-201-32	Rng G-1 Lot 16-21,25,40-41,44	Sutro	Fee	1.5	Storey	4%	Sutro
002-202-01	Rng E-2,E-3 Lot 1-11,16	Sutro	Fee	1.3	Storey	4%	Sutro
002-202-05	Rng E-2 Lot 1,2,4	Sutro	Fee	0.5	Storey	4%	Sutro
002-211-02	Rng I-1 Lot 5-12	Sutro	Fee	1.0	Storey	4%	Sutro
002-211-03	Rng I-1 Lot 13-14	Sutro	Fee	0.1	Storey	4%	Sutro
002-211-04	Rng I-1 Lot 15-25	Sutro	Fee	1.1	Storey	4%	Sutro
002-211-05	Rng I-1 Lot 25	Sutro	Fee	0.1	Storey	4%	Sutro
002-211-06	Rng I-1 Lot 3-4	Sutro	Fee	2.3	Storey	4%	Sutro
002-211-07	Rng I-1 Lot 13-14	Sutro	Fee	0.1	Storey	4%	Sutro
002-221-02	Rng I-1 1/2 Lot 30	Sutro	Fee	8.3	Storey	4%	Sutro
002-231-01	N Ptn Block L-1	Sutro	Fee	10.4	Storey	4%	Sutro
002-241-01	Rng I-1 Lot 40-41	Sutro	Fee	2.2	Storey	4%	Sutro
002-242-01	Rng J-2 Lot 17-19	Sutro	Fee	0.6	Storey	4%	Sutro
002-243-01	Rng J-1 Lot 20	Sutro	Fee	3.0	Storey	4%	Sutro
002-252-01	Rng D-8 Lot 38	Sutro	Fee	1.1	Storey	4%	Sutro
002-254-01	Rng J-1 Lot 21	Sutro	Fee	0.8	Storey	4%	Sutro
800-000-66	Gould & Curry (above 1000')	Sutro	Patent	25.3	Storey	4%	Sutro
800-000-63	Julia	Sutro	Patent	9.2	Storey	4%	Sutro
800-000-64	La Cata	Sutro	Patent	13.8	Storey	4%	Sutro
800-000-65	Sara Ann	Sutro	Patent	13.8	Storey	4%	Sutro
800-001-40	Lady Washington	Sutro	Patent	5.7	Storey	4%	Sutro
800-001-41	Joesph Trench	Sutro	Patent	0.7	Storey	4%	Sutro
800-001-42	Burke & Hamilton	Sutro	Patent	1.3	Storey	4%	Sutro
800-001-43	Challenge	Sutro	Patent	1.5	Storey	4%	Sutro
800-001-44	Empire North	Sutro	Patent	1.8	Storey	4%	Sutro
800-001-45	Bacon (MS 58)	Sutro	Patent	1.5	Storey	4%	Sutro
800-001-46	Confidence	Sutro	Patent	4.0	Storey	4%	Sutro
800-001-47	Alpha	Sutro	Patent	8.6	Storey	4%	Sutro
800-001-48	Wm Sharon	Sutro	Patent	0.9	Storey	4%	Sutro

4881-9275-4029.3

800-001-50	Kentuck MG.	Sutro	Patent	2.7	Storey	4%	Sutro
800-001-52	Ward	Sutro	Patent	7.1	Storey	4%	Sutro
800-001-53	Grosh	Sutro	Patent	15.5	Storey	4%	Sutro
800-001-54	Empire South	Sutro	Patent	0.7	Storey	4%	Sutro
800-001-55	Bacon (MS 59)	Sutro	Patent	0.6	Storey	4%	Sutro
800-001-56	Grosh	Sutro	Patent	5.3	Storey	4%	Sutro
800-001-57	Grosh	Sutro	Patent	7.4	Storey	4%	Sutro
800-001-58	Yellow Jacket	Sutro	Patent	6.0	Storey	4%	Sutro
800-001-59	Imperial	Sutro	Patent	2.6	Storey	4%	Sutro
800-001-60	Crown Point	Sutro	Patent	3.3	Storey	4%	Sutro
800-001-61	Kentuck	Sutro	Patent	0.9	Storey	4%	Sutro
800-001-62	Alta (Woodville)	Sutro	Patent	23.7	Storey	4%	Sutro
800-001-63	Exchequer	Sutro	Patent	10.0	Storey	4%	Sutro
800-001-64	Bullion (Comstock Lode)	Sutro	Patent	27.3	Storey	4%	Sutro
800-001-65	Capital	Sutro	Patent	9.2	Storey	4%	Sutro

A1.9: Virginia City Ventures Leased Patented Mining Claims

Parcel No	Description	Current Owner	Type	Acres	County	NSR %	Royalty Owner
800-000-60	Hale and Norcross	Virginia City Ventures	Patent	10.1	Storey	5%	Virginia City Ventures
800-000-61	Savage (above 1000’)	Virginia City Ventures	Patent	19.4	Storey	5%	Virginia City Ventures
800-002-69	Chollar Potosi (above 1000’)	Virginia City Ventures	Patent	35.2	Storey	5%	Virginia City Ventures

4881-9275-4029.3

2023 Toro Lease
V&T Railroad
SR341 and 342
Area of Interest
SUP
Counties
Lease Properties
Patent
Unpatent
Sub-Leases
Fred Garrett, Patent
James Obester, Unpatent
RR & Gold, Fee
RR & Gold, Patent
RR & Gold, Unpatent
Renegade, Unpatent
Sutro, Fee
Sutro, Patent
N
1 inch = 2,541 feet
Feet
0
2,650
5,300
Source: Esri, DigitalGlobe, GeoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community

Figure A1 – Map of Properties

4881-9275-4029.3

2023 Toro Lease
Non-Compete Area
V&T Railroad
SR341 and 342
Non-Compete Area
Area of Interest
SUP
Counties
Lease Properties
Comstock patent
Comstock unpatent
Sub-Leases
Sub-leased patent, Fee
Sub-leased unpatent
Other Comstock
Fee
Patent
Unpatent
N
Feet
0
4,350
8,700
Source: Esri, DigitalGlobe, GeoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community

Figure A2 – Properties and Non-Compete Area

4881-9275-4029.3

Exhibit A2 – “Third Party Leases”
(Mineral Exploration and Mining Lease Agreement)

The following lease agreements constitute the Third Party Leases. This summary is an overview of the current definitive terms of the Third Party Leases.

Lease	Date	Term	End	Property	Underlying NSR	Work Commitment

Fred Garrett	05/01/2020	5 yr "Exploration"; 15 yr "Development"	04/30/2040	1 patented claim "Pride of Washoe"	3.0%	None

James Obester	08/20/2008	5 yr "Exploration"; 15 yr "Development"; "Extended" if production	08/19/2028	10 unpatented claims "Alta", "Brunswick"	3.0%	None

Railroad & Gold	10/01/2009	15 years	09/30/2024	9 patents, 9 town lots, 1 rural parcel, 16 unpatented claims "Overman"	4.0%	$50k/yr
	01/01/2015	Amendment	09/30/2024		1.0%	NSR reduced to 1%; royalty buyout for $1M; work reset to $10k/yr starting 2017. No work completed to date.

Renegade	10/01/2010	3 yr "Exploration"; 6 yr "Primary"; 6 yr "Additional"	09/30/2025	26 unpatented claims "NBO"	3.0%	1000' 1st 36 mo; $20k cumulative. NSR 3% cap at $2000 gold
	10/01/2013	Amendment; extends to "Additional" term	09/30/2025			reset commitment 7000' drilling during 1st 9 years (by 9/30/2019); $200k cumulative. No work completed to date.
	10/01/2019	Amendment 2;	09/30/2025			Reset commitment for drilling $200,000 during first 11 years (09/30/2021)
	07/09/2020	Amendment 3;	09/30/2039			Updated to ten year Additional Term and another 10 year Second Additional Term. Spending $250,000 by 9/30/2021, $500,000 by 9/30/2023.

Sutro	09/01/2020	5 yr "Exploration"; 5 yr "Development"; 5 yr "Planning"	08/31/2035	28 patents, 91 town lots (some surface access only)	4.0%	Continues so long as royalty generating operations continue.

4881-9275-4029.3

Virginia City Ventures	01/01/2008	(a)5 yr "Exploration and Drilling"; 15 yr “Development"	12/31/2027	3 patents	5%	Extends so long as minerals are produced. Includes ROFR. Option to purchase for $400,000, increases 10% or CPI at 5th anniversary.
	10/20/2010	(a)Assignment to Northern Comstock LLC

4881-9275-4029.3

Exhibit A3 – Carrying Costs
(Mineral Exploration and Mining Lease Agreement)

The following estimated costs will be the responsibility of Lessee as set forth in this Agreement. The actual costs will be paid by Lessor and will then be invoiced to Lessee monthly for reimbursement. In addition, some of the Third Party Leases require annual or cumulative exploration expenditures, as detailed in A3.2 below.

A3.1: Estimated Annual Carrying Costs

		Annual $	Notes
Property Tax
Storey County	$8,010		Varies annually according to applicable tax laws
Total Property tax:		$8,010	Varies annually according to applicable tax laws

Claim Fees
BLM	$28,914		Subject to periodic fee increases by BLM
Storey County	$2,116		Subject to any fee increases by the county
Total Claim Fees:		$31,030	Subject to the foregoing fee increases

Lease Payments
Fred Garrett	$12,000		Advance Royalty
James Obester	$12,000		Advance Royalty
Railroad & Gold	$22,800		Advance Royalty. $1700/mo 2019-20
Renegade	$9,000
Sutro	$60,000		Escalates in 2025, 2030
Virginia City Ventures	$12,000
Total Lease Payments		$127,800

Insurance		$9,669	LP Insurance, estimate at 5% of total annual costs

Total Estimated Costs		$176,509

4881-9275-4029.3

A3.2: Work Commitments

Lease	Commitment	Notes
Fred Garrett	None
James Obester	None
Railroad & Gold	$10,000 / yr
Starting 2017. No work completed to date. Requires annual accounting.

Lessee shall have no liability for or any obligations whatsoever with respect to these or any other failures of Lessor or its predecessors to comply with this or any other Third Party Lease. If Lessee, in its sole discretion, elects to fulfil these delinquent work obligations, all of Lessee’s expenses in doing so shall constitute Expenditures under this Agreement.

Renegade	$500,000
Cumulative commitment of $250,000 by 9/30/2021, cumulative $500,000 by 9/30/2023. No work completed to date. Requires annual accounting.

Lessee shall have no liability for or any obligations whatsoever with respect to these or any other failures of Lessor or its predecessors to comply with this or any other Third Party Lease. If Lessee, in its sole discretion, elects to fulfil these delinquent work obligations, all of Lessee’s expenses in doing so shall constitute Expenditures under this Agreement.

Sutro	None
Virginia City Ventures	None

4881-9275-4029.3

Exhibit A4 – “Comstock Properties”
(Mineral Exploration and Mining Lease Agreement)

In addition to the Properties identified in Exhibit A1, the following fee tracts, unpatented mining claims and patented mining claims constitute the Comstock Properties.

A4.1: Comstock Exploration and Development LLC Owned Properties

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
008-061-08	House/Comstock Lodes (surface)	Comstock Exploration and Development LLC	Fee	1.56	Lyon	0	None
008-091-02	Lot 276	Comstock Exploration and Development LLC	Fee	0.27	Lyon	0	None
008-091-07	Lot 286	Comstock Exploration and Development LLC	Fee	1.07	Lyon	0	None
008-091-09	Dayton Parcel	Comstock Exploration and Development LLC	Fee	92.76	Lyon	0	None
008-101-27	1505 Dayton Toll Rd	Comstock Exploration and Development LLC	Fee	3.72	Lyon	0	None
008-101-28	0 Dayton Toll Rd	Comstock Exploration and Development LLC	Fee	0.62	Lyon	0	None
016-121-10	Dondero 10	Comstock Exploration and Development LLC	Fee	2.89	Lyon	1.5%	Dondero
016-121-11	Dondero 11	Comstock Exploration and Development LLC	Fee	0.94	Lyon	1.5%	Dondero
016-121-12	Dondero 12	Comstock Exploration and Development LLC	Fee	0.08	Lyon	1.5%	Dondero
016-121-22	Dondero 22	Comstock Exploration and Development LLC	Fee	20.01	Lyon	1.5%	Dondero
016-121-23	Dondero 23	Comstock Exploration and Development LLC	Fee	20.00	Lyon	1.5%	Dondero
016-121-24	Dondero 24	Comstock Exploration and Development LLC	Fee	19.92	Lyon	1.5%	Dondero
016-121-25	Dondero 25	Comstock Exploration and Development LLC	Fee	20.08	Lyon	1.5%	Dondero
016-121-26	Wunderlich 1	Comstock Exploration and Development LLC	Fee	19.82	Lyon	0	None
016-121-27	Wunderlich 2	Comstock Exploration and Development LLC	Fee	19.67	Lyon	0	None
016-121-28	Wunderlich 3	Comstock Exploration and Development LLC	Fee	39.73	Lyon	0	None
016-121-29	Wunderlich 4	Comstock Exploration and Development LLC	Fee	59.67	Lyon	0	None
016-121-30	Wunderlich 5	Comstock Exploration and Development LLC	Fee	90.65	Lyon	0	None
016-121-32	Hway wedge	Comstock Exploration and Development LLC	Fee	3.77	Lyon	0
016-151-07	Wunderlich 6	Comstock Exploration and Development LLC	Fee	124.04	Lyon	0	None
008-091-09	Alhambra	Comstock Exploration and Development LLC	Patent	19.26	Lyon	0	None
008-091-09	Cherokee	Comstock Exploration and Development LLC	Patent	3.12	Lyon	0	None
008-091-09	Dayton	Comstock Exploration and Development LLC	Patent	11.02	Lyon	0	None
008-091-09	Kossuth	Comstock Exploration and Development LLC	Patent	37.10	Lyon	0	None
016-101-06m	Vulcan (minerals)	Comstock Exploration and Development LLC	Patent	17.73	Lyon	0	None
016-101-08	Comet	Comstock Exploration and Development LLC	Patent	13.39	Lyon	2.5%	Genco

4881-9275-4029.3

016-101-08	Comet N Ext (Lyon)	Comstock Exploration and Development LLC	Patent	10.70	Lyon	2.5%	Genco
016-101-08	Lanzac	Comstock Exploration and Development LLC	Patent	14.36	Lyon	2.5%	Genco
016-111-02	Brodek Consolidated	Comstock Exploration and Development LLC	Patent	0.36	Lyon	2.5%	Genco
016-111-02	Golden Eagle	Comstock Exploration and Development LLC	Patent	8.95	Lyon	2.5%	Genco
016-111-02	Northern Belle	Comstock Exploration and Development LLC	Patent	8.90	Lyon	2.5%	Genco
016-111-02	Northern Belle No. 2	Comstock Exploration and Development LLC	Patent	6.02	Lyon	2.5%	Genco
016-111-03	Comet S Ext	Comstock Exploration and Development LLC	Patent	11.04	Lyon	2.5%	Genco
016-111-09	Amazon	Comstock Exploration and Development LLC	Patent	7.04	Lyon	0	None
016-111-09	Glasgow	Comstock Exploration and Development LLC	Patent	18.04	Lyon	0	None
016-111-10	Wonder Extension	Comstock Exploration and Development LLC	Patent	20.91	Lyon	0	None
016-111-10	Wonder Lode	Comstock Exploration and Development LLC	Patent	18.96	Lyon	0	None
016-121-01	Metropolitan	Comstock Exploration and Development LLC	Patent	9.99	Lyon	2	IDA Consolidated
016-121-02	Diez-Senores (Gennessee)	Comstock Exploration and Development LLC	Patent	18.33	Lyon	0	None
016-151-22	Old Daney	Comstock Exploration and Development LLC	Patent	20.67	Lyon	0	None
800-001-09	Green (Lyon)	Comstock Exploration and Development LLC	Patent	4.51	Storey, Lyon	2.15%	Obester 1
800-001-13	St. Louis (Lyon)	Comstock Exploration and Development LLC	Patent	0.60	Storey	2.15%	Obester 1
NMC1006363	Crystal Granite	Comstock Exploration and Development LLC	Unpatent	12.42	Lyon	1%	Pedlar
NMC1045231	Daney #1	Comstock Exploration and Development LLC	Unpatent	18.71	Lyon	0	None
NMC1045232	Daney #2	Comstock Exploration and Development LLC	Unpatent	20.67	Lyon	0	None
NMC1045233	Daney #3	Comstock Exploration and Development LLC	Unpatent	20.67	Lyon	0	None
NMC1045234	Daney #4	Comstock Exploration and Development LLC	Unpatent	20.67	Lyon	0	None
NMC1045235	Daney #5	Comstock Exploration and Development LLC	Unpatent	20.67	Lyon	0	None
NMC1045236	Daney #6	Comstock Exploration and Development LLC	Unpatent	20.67	Lyon	0	None
NMC1045237	Daney #7	Comstock Exploration and Development LLC	Unpatent	18.74	Lyon	0	None
NMC1046267	Brandy	Comstock Exploration and Development LLC	Unpatent	16.54	Lyon	2.5%	Genco
NMC1046268	Great Republic	Comstock Exploration and Development LLC	Unpatent	2.97	Lyon	2.5%	Genco
NMC1046269	Homer	Comstock Exploration and Development LLC	Unpatent	0.14	Lyon	2.5%	Genco
NMC1046270	Lilly	Comstock Exploration and Development LLC	Unpatent	7.93	Lyon	2.5%	Genco
NMC1046271	OP 6	Comstock Exploration and Development LLC	Unpatent	13.60	Lyon	2.5%	Genco
NMC1046272	OP 7	Comstock Exploration and Development LLC	Unpatent	1.53	Lyon	2.5%	Genco
NMC1062748	Plum Fraction 1	Comstock Exploration and Development LLC	Unpatent	6.56	Lyon	0	None
NMC1062749	Plum Fraction 2	Comstock Exploration and Development LLC	Unpatent	2.04	Lyon	0	None

4881-9275-4029.3

NMC1062750	Plum Fraction 3	Comstock Exploration and Development LLC	Unpatent	1.49	Lyon	0	None
NMC1062757	Plum Fraction 12	Comstock Exploration and Development LLC	Unpatent	0.85	Lyon	0	None
NMC1062759	Plum Fraction 14	Comstock Exploration and Development LLC	Unpatent	1.20	Lyon	0	None
NMC1062760	Plum Fraction 15	Comstock Exploration and Development LLC	Unpatent	1.16	Lyon	0	None
NMC1062761	Plum Fraction 16	Comstock Exploration and Development LLC	Unpatent	9.68	Lyon	0	None
NMC1069221	Eldorado	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC108753	Peach	Comstock Exploration and Development LLC	Unpatent	14.11	Lyon	2%	IDA Consolidated
NMC108755	Wedge	Comstock Exploration and Development LLC	Unpatent	5.33	Lyon	2%	IDA Consolidated
NMC1093505	Oest Frac 1	Comstock Exploration and Development LLC	Unpatent	0.15	Lyon	0	None
NMC1093506	Oest Frac 2	Comstock Exploration and Development LLC	Unpatent	0.28	Lyon	0	None
NMC1093507	Oest Frac 3	Comstock Exploration and Development LLC	Unpatent	0.02	Lyon	0	None
NMC1097411	Three Brothers	Comstock Exploration and Development LLC	Unpatent	18.61	Lyon	0	None
NMC1130386	Harley	Comstock Exploration and Development LLC	Unpatent	1.14	Lyon	0	None
NMC1130387	Honey 1	Comstock Exploration and Development LLC	Unpatent	18.50	Lyon	0	None
NMC1130388	Honey 2	Comstock Exploration and Development LLC	Unpatent	19.52	Lyon	0	None
NMC1130389	Honey 3	Comstock Exploration and Development LLC	Unpatent	19.65	Lyon	0	None
NMC1130390	Honey 4	Comstock Exploration and Development LLC	Unpatent	19.78	Lyon	0	None
NMC1130391	Kapow	Comstock Exploration and Development LLC	Unpatent	8.26	Lyon	0	None
NMC1130393	Ollie 2	Comstock Exploration and Development LLC	Unpatent	10.00	Lyon	0	None
NMC1130394	Ollie 3	Comstock Exploration and Development LLC	Unpatent	17.27	Lyon	0	None
NMC1130395	Ollie 4	Comstock Exploration and Development LLC	Unpatent	20.00	Lyon	0	None
NMC1130396	Ollie 5	Comstock Exploration and Development LLC	Unpatent	20.00	Lyon	0	None
NMC1130397	Ollie 6	Comstock Exploration and Development LLC	Unpatent	20.00	Lyon	0	None
NMC1130398	Stagecoach	Comstock Exploration and Development LLC	Unpatent	3.56	Lyon	0	None
NMC1130399	Thunder	Comstock Exploration and Development LLC	Unpatent	11.23	Lyon	0	None
NMC1130400	Flash	Comstock Exploration and Development LLC	Unpatent	10.81	Lyon	0	None
NMC1149268	CK #1	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149269	CK #2	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149270	CK #3	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149271	CK #4	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149272	CK #5	Comstock Exploration and Development LLC	Unpatent	19.45	Lyon	0	None
NMC1149273	CK #6	Comstock Exploration and Development LLC	Unpatent	20.45	Lyon	0	None

4881-9275-4029.3

NMC1149274	CK #7	Comstock Exploration and Development LLC	Unpatent	16.36	Lyon	0	None
NMC1149275	CK #8	Comstock Exploration and Development LLC	Unpatent	14.06	Lyon	0	None
NMC1149276	CK #9	Comstock Exploration and Development LLC	Unpatent	20.57	Lyon	0	None
NMC1149277	CK #10	Comstock Exploration and Development LLC	Unpatent	3.36	Lyon	0	None
NMC1149278	CK #11	Comstock Exploration and Development LLC	Unpatent	4.87	Lyon	0	None
NMC1149279	CK #12	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149280	CK #13	Comstock Exploration and Development LLC	Unpatent	12.09	Lyon	0	None
NMC1149281	CK #14	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149282	CK #15	Comstock Exploration and Development LLC	Unpatent	18.88	Lyon	0	None
NMC1149283	CK #16	Comstock Exploration and Development LLC	Unpatent	13.48	Lyon	0	None
NMC1149284	CK #17	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149285	CK #18	Comstock Exploration and Development LLC	Unpatent	11.71	Lyon	0	None
NMC1149286	CK #19	Comstock Exploration and Development LLC	Unpatent	11.03	Lyon	0	None
NMC1149288	CK #21	Comstock Exploration and Development LLC	Unpatent	17.45	Lyon	0	None
NMC1149289	CK #22	Comstock Exploration and Development LLC	Unpatent	6.69	Lyon	0	None
NMC1149290	CK #23	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149291	CK #24	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149292	CK #25	Comstock Exploration and Development LLC	Unpatent	17.26	Lyon	0	None
NMC1149293	CK #26	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149294	CK #27	Comstock Exploration and Development LLC	Unpatent	14.65	Lyon	0	None
NMC1149295	CK #28	Comstock Exploration and Development LLC	Unpatent	16.42	Lyon	0	None
NMC1149296	CK #29	Comstock Exploration and Development LLC	Unpatent	20.66	Lyon	0	None
NMC1149297	CK #30	Comstock Exploration and Development LLC	Unpatent	15.32	Lyon	0	None
NMC677117	Harlesk #1	Comstock Exploration and Development LLC	Unpatent	4.42	Lyon	0	None
NMC677118	Harlesk #2	Comstock Exploration and Development LLC	Unpatent	19.74	Lyon	0	None
NMC677119	Harlesk #3	Comstock Exploration and Development LLC	Unpatent	17.84	Lyon	0	None
NMC677120	Harlesk #4	Comstock Exploration and Development LLC	Unpatent	4.48	Lyon	0	None
NMC677121	Harlesk #5	Comstock Exploration and Development LLC	Unpatent	20.07	Lyon	0	None
NMC677122	Harlesk #6	Comstock Exploration and Development LLC	Unpatent	17.67	Lyon	0	None
NMC677123	Harlesk #7	Comstock Exploration and Development LLC	Unpatent	20.32	Lyon	0	None
NMC677124	Harlesk #8	Comstock Exploration and Development LLC	Unpatent	17.38	Lyon	0	None
NMC677125	Harlesk #9	Comstock Exploration and Development LLC	Unpatent	18.83	Lyon	0	None

4881-9275-4029.3

NMC677126	Harlesk #10	Comstock Exploration and Development LLC	Unpatent	19.89	Lyon	0	None
NMC872176	Harlesk 100	Comstock Exploration and Development LLC	Unpatent	6.20	Lyon	0	None
NMC872177	Harlesk 101	Comstock Exploration and Development LLC	Unpatent	21.63	Lyon	0	None
NMC872178	Harlesk 102	Comstock Exploration and Development LLC	Unpatent	17.37	Lyon	0	None
NMC872179	Harlesk 103	Comstock Exploration and Development LLC	Unpatent	19.68	Lyon	0	None
NMC912286	Emma Nevada	Comstock Exploration and Development LLC	Unpatent	19.59	Lyon	0	None
NMC965382	Ghost 8	Comstock Exploration and Development LLC	Unpatent	2.32	Lyon	0	None
NMC965383	Ghost 9	Comstock Exploration and Development LLC	Unpatent	1.09	Lyon	0	None
NMC965384	Ghost 10	Comstock Exploration and Development LLC	Unpatent	9.71	Lyon	0	None
NMC965385	Ghost 11	Comstock Exploration and Development LLC	Unpatent	6.68	Lyon	0	None
NMC983395	Comstock Lode 142	Comstock Exploration and Development LLC	Unpatent	14.01	Lyon	0	None
NMC983397	Comstock Lode 144	Comstock Exploration and Development LLC	Unpatent	8.01	Lyon	0	None
NMC983399	Comstock Lode 146	Comstock Exploration and Development LLC	Unpatent	5.42	Lyon, Storey	0	None
NMC983401	Comstock Lode 148	Comstock Exploration and Development LLC	Unpatent	12.99	Lyon, Storey	0	None
NMC983403	Comstock Lode 150	Comstock Exploration and Development LLC	Unpatent	1.97	Lyon, Storey	0	None
NMC99064	SD Placer	Comstock Exploration and Development LLC	Unpatent	42.85	Lyon	0	None
NMC99065	DS Placer	Comstock Exploration and Development LLC	Unpatent	80.64	Lyon	0	None
NMC99066	Trio Claims	Comstock Exploration and Development LLC	Unpatent	58.69	Lyon	0	None
NMC99067	Gold Star	Comstock Exploration and Development LLC	Unpatent	78.32	Lyon	0	None
NMC99068	Badger	Comstock Exploration and Development LLC	Unpatent	104.23	Lyon	0	None
NMC99072	EZ Placer	Comstock Exploration and Development LLC	Unpatent	57.82	Lyon	0	None
NMC99074	Mustang	Comstock Exploration and Development LLC	Unpatent	43.28	Lyon	0	None
NMC99075	Nugget Placer	Comstock Exploration and Development LLC	Unpatent	77.07	Lyon	0	None
NMC99076	Star Placer	Comstock Exploration and Development LLC	Unpatent	49.02	Lyon	0	None
NMC99078	Stans Placer	Comstock Exploration and Development LLC	Unpatent	40.51	Lyon	0	None
NMC99079	Stangs Placer	Comstock Exploration and Development LLC	Unpatent	37.89	Lyon	0	None

A4.2: Comstock Mining LLC Owned Properties

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-112-02	Lot 40	Comstock Mining LLC	Fee	1.64	Storey	0	None
002-112-02	Lot 41	Comstock Mining LLC	Fee	1.96	Storey	0	None
002-112-02	Lot 42	Comstock Mining LLC	Fee	1.59	Storey	0	None
002-122-02	D-8 Lot 47-50 & 52	Comstock Mining LLC	Fee	3.44	Storey	0	None

4881-9275-4029.3

002-141-03	Lot 33	Comstock Mining LLC	Fee	1.93	Storey	0	None
002-141-07	2586 Keystone Circle Vacant Lot	Comstock Mining LLC	Fee	1.25	Storey	0	None
002-141-15	Lot 27 D	Comstock Mining LLC	Fee	14.62	Storey	0	None
002-141-16	Lot 30	Comstock Mining LLC	Fee	2.97	Storey	0	None
002-141-16	Lot 31	Comstock Mining LLC	Fee	0.86	Storey	0	None
002-141-16	Lot 32, Pt Lot 33	Comstock Mining LLC	Fee	5.87	Storey	0	None
002-142-01	Lot 53-54, N 1/2 Lot 55	Comstock Mining LLC	Fee	1.52	Storey	0	None
002-142-03	Lot 57	Comstock Mining LLC	Fee	1.49	Storey	0	None
002-151-01	Lot 34	Comstock Mining LLC	Fee	1.80	Storey	0	None
002-161-01	Lot 37	Comstock Mining LLC	Fee	0.37	Storey	0	None
002-161-01	Lot 38	Comstock Mining LLC	Fee	0.32	Storey	0	None
002-161-01	Lot 39	Comstock Mining LLC	Fee	0.79	Storey	0	None
002-161-01	Lot 40	Comstock Mining LLC	Fee	0.23	Storey	0	None
002-161-01	Lot 41	Comstock Mining LLC	Fee	0.23	Storey	0	None
002-161-01	Lot 42	Comstock Mining LLC	Fee	1.18	Storey	0	None
002-161-01	Lot 43	Comstock Mining LLC	Fee	0.69	Storey	0	None
002-161-01	Lot 44	Comstock Mining LLC	Fee	0.21	Storey	0	None
002-161-01	Lot 45	Comstock Mining LLC	Fee	0.19	Storey	0	None
002-161-01	Lot 46	Comstock Mining LLC	Fee	1.72	Storey	0	None
800-000-92	South Comstock	Comstock Mining LLC	Fee	12.12	Storey, Lyon	1%	Art Wilson/Donovan
800-000-91	Niagara (surface)	Comstock Mining LLC	Patent	2.63	Storey	1%	Art Wilson/Donovan
800-000-93	Tarto	Comstock Mining LLC	Patent	0.79	Storey	1.5%	Donovan
800-000-94	Hartford	Comstock Mining LLC	Patent	15.04	Storey	1.5%	Donovan
800-000-95	Succor	Comstock Mining LLC	Patent	4.79	Storey	1.5%	Donovan
800-000-96	Olympia	Comstock Mining LLC	Patent	5.62	Storey	1.5%	Donovan
800-000-97	Hardluck	Comstock Mining LLC	Patent	6.20	Storey	1.5%	Donovan
800-000-98	Friendship	Comstock Mining LLC	Patent	4.54	Storey	1.5%	Donovan
800-000-99	Brown	Comstock Mining LLC	Patent	2.82	Storey	1.5%	Donovan
800-001-08	St. Louis	Comstock Mining LLC	Patent	6.78	Storey	2.15%	Obester 1
800-001-09	Green	Comstock Mining LLC	Patent	6.27	Storey, Lyon	2.15%	Obester 1
800-001-11	Echo	Comstock Mining LLC	Patent	6.92	Storey	2.15%	Obester 1
800-001-12	Lucerne	Comstock Mining LLC	Patent	8.37	Storey	2.15%	Obester 1
800-002-71	Billie the Kid	Comstock Mining LLC	Patent	15.97	Storey, Lyon	2.15%	Obester 1
800-002-72	Comet N Ext	Comstock Mining LLC	Patent	1.78	Storey	2.5%	Genco
NMC1000122	Omaha Fraction #1	Comstock Mining LLC	Unpatent	6.99	Storey	0	None
NMC1000123	Omaha Fraction #2	Comstock Mining LLC	Unpatent	0.98	Storey	0	None
NMC1000124	Omaha Fraction #3	Comstock Mining LLC	Unpatent	20.67	Storey	0	None
NMC1000125	Omaha Fraction #4	Comstock Mining LLC	Unpatent	0.20	Storey	0	None
NMC1000126	Omaha Fraction #5	Comstock Mining LLC	Unpatent	0.23	Storey	0	None
NMC1000127	Omaha Fraction #6	Comstock Mining LLC	Unpatent	1.88	Storey	0	None
NMC1000128	Omaha Fraction #7	Comstock Mining LLC	Unpatent	1.01	Storey	0	None
NMC1000129	Omaha Fraction #8	Comstock Mining LLC	Unpatent	0.17	Storey	0	None
NMC1000130	Omaha Fraction #9	Comstock Mining LLC	Unpatent	3.23	Storey	0	None
NMC1000131	Omaha Fraction #10	Comstock Mining LLC	Unpatent	3.77	Storey	0	None
NMC1000137	Omaha Fraction #18	Comstock Mining LLC	Unpatent	1.34	Storey	0	None
NMC1062751	Plum Fraction 6	Comstock Mining LLC	Unpatent	0.40	Storey	0	None
NMC1062752	Plum Fraction 7	Comstock Mining LLC	Unpatent	0.04	Storey	0	None
NMC1062753	Plum Fraction 8	Comstock Mining LLC	Unpatent	0.18	Storey	0	None
NMC1062754	Plum Fraction 9	Comstock Mining LLC	Unpatent	1.68	Storey	0	None

4881-9275-4029.3

NMC1062755	Plum Fraction 10	Comstock Mining LLC	Unpatent	5.19	Storey	0	None
NMC1062756	Plum Fraction 11	Comstock Mining LLC	Unpatent	0.55	Storey	0	None
NMC1062758	Plum Fraction 13	Comstock Mining LLC	Unpatent	0.40	Storey, Lyon	0	None
NMC1093495	KC Frac	Comstock Mining LLC	Unpatent	0.09	Storey	0	None
NMC1093497	Arastr Frac 1	Comstock Mining LLC	Unpatent	0.09	Storey	0	None
NMC1093498	Arastr Frac 2	Comstock Mining LLC	Unpatent	0.07	Storey	0	None
NMC1093499	Arastr Frac 3	Comstock Mining LLC	Unpatent	0.02	Storey	0	None
NMC1093500	Arastr Frac 4	Comstock Mining LLC	Unpatent	0.22	Storey	0	None
NMC1093501	Arastr Frac 5	Comstock Mining LLC	Unpatent	0.02	Storey	0	None
NMC1093502	Arastr Frac 6	Comstock Mining LLC	Unpatent	0.01	Storey	0	None
NMC1093503	Arastr Frac 7	Comstock Mining LLC	Unpatent	0.00	Storey	0	None
NMC1093504	DG Frac	Comstock Mining LLC	Unpatent	0.55	Storey, Lyon	0	None
NMC416033	Vindicator #8	Comstock Mining LLC	Unpatent	6.21	Storey, Lyon	1.5%	Donovan
NMC416040	Hartford St Louis Fraction	Comstock Mining LLC	Unpatent	1.88	Storey	1.5%	Donovan
NMC416041	Green St Louis Fraction	Comstock Mining LLC	Unpatent	3.04	Storey, Lyon	1.5%	Donovan
NMC416042	Hartford South Extension	Comstock Mining LLC	Unpatent	1.49	Storey	1.5%	Donovan
NMC416043	Echo St Louis Fraction	Comstock Mining LLC	Unpatent	0.25	Storey	1.5%	Donovan
NMC416044	Justice Lucerne Fraction	Comstock Mining LLC	Unpatent	1.61	Storey	1.5%	Donovan
NMC416045	S Comstock St Louis	Comstock Mining LLC	Unpatent	0.57	Storey	1.5%	Donovan
NMC416046	Justice Woodville Fraction	Comstock Mining LLC	Unpatent	3.08	Storey	1.5%	Donovan
NMC416047	New Deal Fraction	Comstock Mining LLC	Unpatent	3.84	Storey	1.5%	Donovan
NMC416048	Cliff House Fraction	Comstock Mining LLC	Unpatent	2.69	Storey	1.5%	Donovan
NMC416049	Big Mike	Comstock Mining LLC	Unpatent	18.03	Storey	1.5%	Donovan
NMC676492	Hartford Lucerne Fraction	Comstock Mining LLC	Unpatent	0.82	Storey	1.5%	Donovan
NMC810321	Lee #5	Comstock Mining LLC	Unpatent	1.49	Storey	0	None
NMC810323	Lee #2	Comstock Mining LLC	Unpatent	19.10	Storey	0	None
NMC810324	Lee #3	Comstock Mining LLC	Unpatent	4.55	Storey	0	None
NMC814553	Lee #8	Comstock Mining LLC	Unpatent	3.84	Storey	0	None
NMC814554	Lee #9	Comstock Mining LLC	Unpatent	14.60	Storey	0	None
NMC821729	Comstock #1	Comstock Mining LLC	Unpatent	12.99	Storey	0	None
NMC821730	Comstock #2	Comstock Mining LLC	Unpatent	13.33	Storey	0	None
NMC821731	Comstock #3	Comstock Mining LLC	Unpatent	5.92	Storey	0	None
NMC821740	Comstock #12	Comstock Mining LLC	Unpatent	20.66	Storey	0	None
NMC821741	Comstock #13	Comstock Mining LLC	Unpatent	16.54	Storey	0	None
NMC821745	Comstock #17	Comstock Mining LLC	Unpatent	17.37	Storey	0	None
NMC821746	Comstock #18	Comstock Mining LLC	Unpatent	13.01	Storey	0	None
NMC871496	Comstock 119	Comstock Mining LLC	Unpatent	3.65	Storey	0	None
NMC871497	Comstock 120	Comstock Mining LLC	Unpatent	1.49	Storey	0	None
NMC871502	Comstock 125	Comstock Mining LLC	Unpatent	15.20	Storey	0	None
NMC871503	Comstock 126	Comstock Mining LLC	Unpatent	2.96	Storey	0	None
NMC871504	Comstock 127	Comstock Mining LLC	Unpatent	6.73	Storey	0	None
NMC871505	Comstock 128	Comstock Mining LLC	Unpatent	1.28	Storey	0	None
NMC884216	Plum	Comstock Mining LLC	Unpatent	13.33	Storey	0	None
NMC965375	Ghost 1	Comstock Mining LLC	Unpatent	20.67	Storey	0	None
NMC965376	Ghost 2	Comstock Mining LLC	Unpatent	20.67	Storey	0	None
NMC965377	Ghost 3	Comstock Mining LLC	Unpatent	15.52	Storey	0	None
NMC965378	Ghost 4	Comstock Mining LLC	Unpatent	16.94	Storey	0	None
NMC965379	Ghost 5	Comstock Mining LLC	Unpatent	12.00	Storey	0	None
NMC965380	Ghost 6	Comstock Mining LLC	Unpatent	13.35	Storey	0	None
NMC965381	Ghost 7	Comstock Mining LLC	Unpatent	8.29	Storey, Lyon	0	None

4881-9275-4029.3

NMC983372	Comstock Lode 119	Comstock Mining LLC	Unpatent	18.05	Storey	0	None
NMC983373	Comstock Lode 120	Comstock Mining LLC	Unpatent	0.39	Storey	0	None
NMC992973	Comstock Lode 169	Comstock Mining LLC	Unpatent	1.37	Storey	0	None
NMC992974	Comstock Lode 172	Comstock Mining LLC	Unpatent	19.37	Storey	0	None
NMC992978	Comstock Lode 176	Comstock Mining LLC	Unpatent	15.50	Storey	0	None

A4.3: Comstock Processing LLC Owned Properties

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
004-331-08	Texas	Comstock Processing LLC	Fee	37.51	Storey	0	None
004-331-19	Baltimore Patent Homesite	Comstock Processing LLC	Fee	8.95	Storey	0	None
004-331-22	Salzwimmer 79 Acres	Comstock Processing LLC	Fee	77.92	Storey	0	None
004-331-27	Salzwimmer House & "Barn"	Comstock Processing LLC	Fee	11.01	Storey	0	None
004-331-28	Salzwimmer House & "Barn"	Comstock Processing LLC	Fee	3.48	Storey	0	None
004-331-36	American Flat Process Site	Comstock Processing LLC	Fee	76.96	Storey	0	None
004-331-37	American Flat Process Site	Comstock Processing LLC	Fee	4.66	Storey	0	None
004-331-40	Texas	Comstock Processing LLC	Fee	149.95	Storey	0	None
016-091-33	Texas	Comstock Processing LLC	Fee	32.76	Lyon	0	None
800-002-06	Baltimore Patent Pcl 1	Comstock Processing LLC	Patent	8.95	Storey	0	None
800-002-10	Ledge No 2	Comstock Processing LLC	Patent	14.48	Storey	0	None
800-002-14	Baltimore Patent Pcl C (surface only)	Comstock Processing LLC	Patent	1.44	Storey	0	None
800-002-22	Baltimore Patent PCl 3	Comstock Processing LLC	Patent	8.99	Storey	0	None
800-002-38	Baltimore Patent Pcl 2	Comstock Processing LLC	Patent	8.94	Storey	0	None
800-002-45	Baltimore Patent Pcl 4	Comstock Processing LLC	Patent	7.53	Storey	0	None
NMC1105470	CMI Mill Site 1	Comstock Processing LLC	Unpatent	0.38	Storey	0	None
NMC1108961	MS 38 B	Comstock Processing LLC	Unpatent	1.82	Storey	0	None
NMC1108962	MS 38 C	Comstock Processing LLC	Unpatent	6.30	Storey	0	None
NMC1108963	MS 38 D	Comstock Processing LLC	Unpatent	3.67	Storey	0	None
NMC1108964	MS 38 E	Comstock Processing LLC	Unpatent	9.83	Storey	0	None
NMC871506	Comstock 129	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC871507	Comstock 130	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC871508	Comstock 131	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC871509	Comstock 132	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC871510	Comstock 133	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC871511	Comstock 134	Comstock Processing LLC	Unpatent	20.67	Lyon, Storey	0	None
NMC871512	Comstock 135	Comstock Processing LLC	Unpatent	20.67	Lyon, Storey	0	None
NMC871513	Comstock 136	Comstock Processing LLC	Unpatent	20.67	Storey, Lyon	0	None
NMC871514	Comstock 137	Comstock Processing LLC	Unpatent	20.67	Storey ,Lyon	0	None
NMC871515	Comstock 138	Comstock Processing LLC	Unpatent	20.67	Storey, Lyon	0	None
NMC871516	Comstock 139	Comstock Processing LLC	Unpatent	14.36	Storey	0	None
NMC871517	Comstock 140	Comstock Processing LLC	Unpatent	18.33	Storey	0	None
NMC871518	Comstock 141	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC871519	Comstock 142	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC983374	Comstock Lode 121	Comstock Processing LLC	Unpatent	2.72	Storey	0	None
NMC983375	Comstock Lode 122	Comstock Processing LLC	Unpatent	9.00	Storey	0	None
NMC983376	Comstock Lode 123	Comstock Processing LLC	Unpatent	1.76	Storey	0	None
NMC983377	Comstock Lode 124	Comstock Processing LLC	Unpatent	19.31	Storey	0	None
NMC983378	Comstock Lode 125	Comstock Processing LLC	Unpatent	13.54	Storey	0	None
NMC983379	Comstock Lode 126	Comstock Processing LLC	Unpatent	20.69	Storey	0	None

4881-9275-4029.3

NMC983380	Comstock Lode 127	Comstock Processing LLC	Unpatent	14.49	Storey	0	None
NMC983381	Comstock Lode 128	Comstock Processing LLC	Unpatent	9.95	Storey	0	None
NMC983382	Comstock Lode 129	Comstock Processing LLC	Unpatent	2.42	Storey	0	None
NMC983383	Comstock Lode 130	Comstock Processing LLC	Unpatent	0.76	Storey	0	None
NMC983384	Comstock Lode 131	Comstock Processing LLC	Unpatent	1.65	Storey	0	None
NMC983385	Comstock Lode 132	Comstock Processing LLC	Unpatent	6.91	Storey	0	None
NMC983386	Comstock Lode 133	Comstock Processing LLC	Unpatent	15.84	Storey	0	None
NMC983387	Comstock Lode 134	Comstock Processing LLC	Unpatent	14.92	Storey	0	None
NMC983388	Comstock Lode 135	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC983389	Comstock Lode 136	Comstock Processing LLC	Unpatent	18.57	Storey	0	None
NMC983390	Comstock Lode 137	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC983391	Comstock Lode 138	Comstock Processing LLC	Unpatent	9.10	Storey	0	None
NMC983392	Comstock Lode 139	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC983393	Comstock Lode 140	Comstock Processing LLC	Unpatent	6.86	Storey	0	None
NMC983394	Comstock Lode 141	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC983396	Comstock Lode 143	Comstock Processing LLC	Unpatent	20.66	Storey	0	None
NMC983398	Comstock Lode 145	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC983400	Comstock Lode 147	Comstock Processing LLC	Unpatent	20.67	Storey	0	None
NMC983402	Comstock Lode 149	Comstock Processing LLC	Unpatent	20.47	Storey	0	None
NMC983404	Comstock Lode 151	Comstock Processing LLC	Unpatent	14.57	Storey	0	None

A4.4: Northern Comstock LLC Owned Properties

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-121-01	Lot 16	Northern Comstock LLC	Fee	0.56	Storey	1%	Art Wilson
002-121-01	Lot 17	Northern Comstock LLC	Fee	2.58	Storey	1%	Art Wilson
002-121-01	Lot 19	Northern Comstock LLC	Fee	2.01	Storey	1%	Art Wilson
002-121-01	Lot 20	Northern Comstock LLC	Fee	0.38	Storey	1%	Art Wilson
002-121-01	Lot 21	Northern Comstock LLC	Fee	0.27	Storey	1%	Art Wilson
002-121-01	Lot 22	Northern Comstock LLC	Fee	0.59	Storey	1%	Art Wilson
002-122-01	D-8 Lot 43	Northern Comstock LLC	Fee	1.68	Storey	1%	Art Wilson
002-122-01	D-8 Lot 43.5	Northern Comstock LLC	Fee	0.08	Storey	1%	Art Wilson
002-122-01	D-8 Lot 44	Northern Comstock LLC	Fee	1.24	Storey	1%	Art Wilson
002-122-01	D-8 Lot 45	Northern Comstock LLC	Fee	0.76	Storey	1%	Art Wilson
002-122-01	D-8 Lot 46	Northern Comstock LLC	Fee	0.57	Storey	1%	Art Wilson
002-131-01	Lot 51	Northern Comstock LLC	Fee	25.76	Storey	0	None
002-142-02	Lot 56, S 40' Lot 55	Northern Comstock LLC	Fee	0.67	Storey	1%	Art Wilson
002-151-02	Lot 36	Northern Comstock LLC	Fee	4.49	Storey	1%	Art Wilson
002-151-05	Lot 35	Northern Comstock LLC	Fee	0.56	Storey	1%	Art Wilson
800-000-77	South Comstock	Northern Comstock LLC	Patent	12.12	Storey, Lyon	1%	Art Wilson/Donovan
800-000-78	Holman	Northern Comstock LLC	Patent	8.87	Storey	1%	Art Wilson
800-000-80	White	Northern Comstock LLC	Patent	11.89	Storey	1%	Art Wilson
800-000-81	Cliffhouse	Northern Comstock LLC	Patent	16.88	Storey/Lyon	1%	Art Wilson
800-000-82	Black Bird	Northern Comstock LLC	Patent	11.02	Storey	1%	Art Wilson
800-000-83	South Alamo	Northern Comstock LLC	Patent	9.41	Storey	1%	Art Wilson
800-000-84	East Alamo Ledge	Northern Comstock LLC	Patent	11.95	Storey	1%	Art Wilson
800-000-85	Corey Jay Boer	Northern Comstock LLC	Patent	7.41	Storey	1%	Art Wilson
800-000-86	Bells Hill (Lager Beer #1)	Northern Comstock LLC	Patent	3.96	Storey	1%	Art Wilson
800-000-86	German (Lager Beer #2)	Northern Comstock LLC	Patent	3.42	Storey	1%	Art Wilson

4881-9275-4029.3

800-000-88	Wedge	Northern Comstock LLC	Patent	1.27	Storey	1%	Art Wilson
800-001-14	Justice	Northern Comstock LLC	Patent	19.22	Storey	1%	Art Wilson
800-001-15	Woodville	Northern Comstock LLC	Patent	5.32	Storey	1%	Art Wilson
800-001-16	Keystone Comstock	Northern Comstock LLC	Patent	12.12	Storey	1%	Art Wilson
800-001-17	Memphis	Northern Comstock LLC	Patent	13.04	Storey	1%	Art Wilson
800-001-18	Chonta Lode	Northern Comstock LLC	Patent	7.50	Storey	1%	Art Wilson
800-001-19	Front Lode N	Northern Comstock LLC	Patent	1.62	Storey	1%	Art Wilson
800-001-19	Front Lode S	Northern Comstock LLC	Patent	8.79	Storey	1%	Art Wilson
800-000-87	Sebastopol	DWC Resources (NC LLC)	Patent	0.75	Storey	1%	Art Wilson
800-000-90	Overland	DWC Resources (NC LLC)	Patent	0.51	Storey	1%	Art Wilson
NMC555211	Overlap #3	DWC Resources Inc (NC LLC)	Unpatent	5.88	Storey	1%	Art Wilson
NMC705982	New Flora Temple	DWC Lode Mines (NC LLC)	Unpatent	5.16	Storey	1%	Art Wilson
NMC705983	Woodville Extension	DWC Lode Mines (NC LLC)	Unpatent	10.31	Storey	1%	Art Wilson
NMC116351	Windy Fraction	De La Mare RW (NC LLC)	Unpatent	0.30	Storey	1%	Art Wilson
NMC116353	Cook & Gray	De La Mare RW (NC LLC)	Unpatent	1.77	Storey	1%	Art Wilson
NMC116356	Flora Temple	De La Mare RW (NC LLC)	Unpatent	0.19	Storey	1%	Art Wilson
NMC116358	Overland	De La Mare RW (NC LLC)	Unpatent	2.72	Storey	1%	Art Wilson
NMC116359	Cumberland #2	De La Mare RW (NC LLC)	Unpatent	5.46	Storey	1%	Art Wilson
NMC116360	Cumberland #3	De La Mare RW (NC LLC)	Unpatent	0.95	Storey	1%	Art Wilson
NMC116362	Overlap	De La Mare RW (NC LLC)	Unpatent	8.46	Storey	1%	Art Wilson
NMC116363	Overlap #1	De La Mare RW (NC LLC)	Unpatent	1.11	Storey	1%	Art Wilson
NMC116369	Cumberland Frac	De La Mare RW (NC LLC)	Unpatent	1.87	Storey	1%	Art Wilson

[End]

4881-9275-4029.3